UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________

SCHEDULE 14A INFORMATION

________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

INMUNE BIO INC.
(Name of Registrant as Specified In Its Charter)

_____________________________________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

INMUNE BIO INC.
225 NE Mizner Blvd, Suite 640, Boca Raton, FL 33432

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON June 16, 2026
AT 10:00 A.M. EASTERN TIME

TO THE STOCKHOLDERS OF INMUNE BIO INC.:

The annual meeting of stockholders (the “Meeting”) of INmune Bio Inc. (which we refer to as “INmune” or the “Company”) will be a completely virtual meeting of stockholders.

To participate, vote, or submit questions 15 minutes before and during the Meeting via live webcast, please visit

www.virtualshareholdermeeting.com/INMB2026
There will not be a physical location for the Meeting.

At the Meeting, the holders of the Company’s outstanding capital stock will act on the following matters:

1.      To elect five directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.      To ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2026; and

3.      To approve the Third Amended and Restated INmune Bio Inc. 2021 Stock Incentive Plan.

We also will transact such other business as may properly come before the Meeting and any adjournments or postponements of the Meeting.

These matters are more fully described in the proxy statement accompanying this notice.

Only holders of the Company’s common stock of record at the close of business on April 20, 2026, are entitled to notice of and to vote at the Meeting. A proxy statement containing important information about the Meeting and the matters voted upon appear on the following pages.

The Board of Directors recommends that you vote “FOR” the proposals set forth in this Notice of Annual Meeting of Stockholders and the proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING

The Company has enclosed a copy of the proxy statement, the proxy card and the Company’s annual report, as amended to stockholders for the year ended December 31, 2025 (the “Annual Report”). The proxy statement, the proxy card and the Annual Report are also available on the Company’s website at https://www.inmunebio.com/index.php/investors/sec-filings.

If you have any questions or need assistance voting your shares of our common stock, please contact the Company at (561) 710-0512.

/s/ David Moss
David Moss
Chief Executive Officer and Secretary

Boca Raton, FL
April 23, 2026

PLEASE NOTE: The Meeting will be held to tabulate the votes cast and to report the results of voting on the items described above. No other business matters are planned for the Meeting.

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QUESTIONS AND ANSWERS

The following are some questions that you, as a stockholder of the Company, may have about the Meeting, the proposals being considered at the Meeting, as applicable, and brief answers to those questions. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. We encourage you to read carefully the more detailed information contained elsewhere in this proxy statement.

Q:     Why am I receiving this proxy statement?

A:     These proxy materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are furnishing our proxy materials to all stockholders of record entitled to vote at the Meeting.

Q:     When and where is the Meeting?

A:     This year’s Meeting will be a completely virtual meeting of stockholders. It will be help via live webcast at www.virtualshareholdermeeting.com/INMB2026 on June 16, 2026, starting at 10:00 a.m., Eastern Time.

Q:     How may I attend and participate in the Meeting?

A:     We will be hosting the Meeting live via the internet. There will not be a physical location.

Our Board of Directors annually considers the appropriate format of our annual meeting. Our virtual format allows stockholders to submit questions and comments before and during the Meeting. After the Meeting, we will spend up to 15 minutes answering stockholder questions.

Our virtual format allows stockholders from around the world to participate and ask questions and for us to give thoughtful responses.

Any stockholder can listen to and participate in the Meeting live via the internet at www.virtualshareholdermeeting.com/INMB2026. Stockholders may begin submitting written questions through the internet portal at 9:30 a.m. (Eastern Time) on June 16, 2026, and the webcast of the Meeting will begin at 10:00 a.m., Eastern Time that day.

Stockholders may also vote while connected to the Meeting on the internet. You will need the control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials) in order to be able to vote your shares or submit questions.

Instructions on how to connect and participate via the internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com//INMB2026.

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Meeting. If you encounter any difficulties accessing the virtual Meeting during the check-in or Meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

If you do not have your control number, you will be able to listen to the Meeting only — you will not be able to vote or submit questions.

Q:     Who is entitled to vote at the Meeting?

A:     Only stockholders who our records show owned shares of our common stock as of the close of business on April 20, 2026, which is the record date for the Meeting (the “Record Date”), may vote at the Meeting. Each stockholder is entitled to one vote for each share of the Company’s common stock held as of the Record Date. As of the Record Date, there were 26,585,258 shares of common stock outstanding and entitled to vote.

Q:     How are votes counted?

A:     Each share of our common stock entitles its holder to one vote per share.

Q:     What am I being asked to vote on?

A:     You will be voting on the following proposals.

•        A proposal to elect five directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

•        A proposal to ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the year ending December 31, 2026.

•        A proposal to approve the Third Amended and Restated INmune Bio Inc. 2021 Stock Incentive Plan (the “Third Amended and Restated 2021 Plan”).

Q:     How does the Company’s Board of Directors recommend that I vote on the proposals set forth in the Notice of Annual Meeting of Stockholders and the proxy statement?

A:     Our Board of Directors recommends that you vote “FOR” the election of each of the nominees for director, “FOR” the ratification of the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2026 and “FOR” the approval of the Third Amended and Restated 2021 Plan.

Q:     Do I have dissenters’ rights if I vote against the proposals?

A:     There are no dissenters’ rights available to the Company’s stockholders with respect to any matter to be voted on at the Meeting.

Q:     What do I need to do now?

A:     We encourage you to read this entire proxy statement, and the documents we refer to in this proxy statement Then complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope or grant your proxy electronically over the Internet or by telephone, so that your shares can be voted at the Meeting. If you hold your shares in “street name,” please refer to the voting instruction forms provided by your broker, bank or other nominee to vote your shares.

Q:     What quorum is required for the Meeting?

A:     A quorum will exist at the Meeting if the holders of record of 33.3 percent of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy. Shares of the Company’s common stock that are voted to abstain are treated as shares that are represented at the Meeting for purposes of determining whether a quorum exists.

Q:     Who will tabulate the votes?

A:     The Company has designated a representative of Broadridge Financial Solutions as the Inspector of Election who will tabulate the votes.

Q:     What vote is required in order for the proposals to be approved?

A:     Provided a quorum is present, the following are the voting requirements for each proposal:

•        Proposal 1.    To elect five (5) directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. The five (5) nominees receiving a majority number of votes will be elected.

•        Proposal 2.    To ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2026. Approval of the ratification of our independent registered public accounting firm requires the affirmative vote of a majority of the shares present in person or by proxy.

•        Proposal 3.    The Third Amended and Restated 2021 Plan requires the affirmative vote of a majority of the shares present in person or by proxy.

Abstentions will have no impact on the vote for the election of directors or ratification of our independent registered accounting firm. Failures of record holders to submit a signed proxy card, grant a proxy electronically over the Internet or by telephone or to vote in person by ballot at the Meeting will have no effect on the outcome of the votes for such items, although such failure may contribute to a quorum not being present at such Meeting. Abstaining votes and broker non-votes are counted for purposes of establishing a quorum.

Q:     What are broker non-votes?

A:     Broker non-votes are shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients. Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. Brokers cannot use discretionary authority to vote shares on the election of directors (Proposal 1) and the Third Amended and Restated 2021 Plan (Proposal 3) if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted. The proposed ratification of the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2) is considered a “routine” matter. Accordingly, brokers are entitled to vote uninstructed shares only with respect to the ratification of the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm.

Q:     How do I vote my shares if I am a record holder?

A:     If you are a record holder of shares (that is, the shares are registered with our transfer agent in your name and not the name of your broker or other nominee), you are urged to submit your proxy as soon as possible, so that your shares can be voted at the Meeting in accordance with your instructions. Registered stockholders may vote in person at the Meeting, or by sending a personal representative to the Meeting with an appropriate proxy, or by one of the following methods:

•        By Internet.    www.proxyvote.com

•        By Telephone.    1-800-690-6903

•        By Mail.    If you received our proxy materials in the mail, you can complete, sign and date the included proxy card and return the proxy card in the prepaid envelope provided.

•        During the Annual Meeting.    Instructions on how to vote while participating in our Meeting live via the internet are posted at www.virtualshareholdermeeting.com/INMB2026. We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or Meeting time, please call the technical support number that will be posted on the virtual shareholder log in page.

Please note that the Internet and telephone voting facilities for registered stockholders will close at 11:59 p.m., Eastern Time, on the day before the Meeting.

Q:     How do I vote my shares if I hold my shares in “street name” through a bank, broker or other nominee?

A:     If you hold your shares as a beneficial owner through a bank, broker or other nominee, you should have received instructions on how to vote your shares from your broker, bank or other nominee. Please follow their instructions carefully. You must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee to ensure your shares are voted in the way you would like at the Meeting.

Q:     If my bank, broker or other nominee holds my shares in “street name,” will such party vote my shares for me?

A:     For all “non-routine” matters, not without your direction. Your broker, bank or other nominee will be permitted to vote your shares on any “non-routine” proposal only if you instruct your broker, bank or other nominee on how to vote. Under applicable stock exchange rules, brokers, banks or other nominees have the discretion to vote your shares on routine matters if you fail to instruct your broker, bank or other nominee on how to vote your shares with respect to such matters. The proposals to be voted upon by our stockholders described in this proxy statement, except for the ratification of the appointment of our independent registered public accounting firm, are “non-routine” matters, and brokers, banks and other nominees therefore cannot vote on these proposals without your instructions. The proposed ratification of the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, is considered a “routine” matter. Accordingly, brokers, banks and other nominees are entitled to vote uninstructed shares only with respect to the ratification of the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm. Therefore, it is important that you instruct your broker, bank or nominee on how you wish to vote your shares.

You should follow the procedures provided by your broker, bank or other nominee regarding the voting of your shares of the Company’s common stock. Without instructions, a broker non-vote will result, and your shares will not be voted, on all “non-routine” matters.

Q:     What is a proxy?

A:     A proxy is your legal designation of another person, referred to as a “proxy,” to vote shares of stock. The written document describing the matters to be considered and voted on at the Meeting is called a “proxy statement.” Our Board of Directors has designated David Moss, our chief executive officer and Cory Ellspermann, our chief financial officer, and each of them, with full power of substitution, as proxies for the Meeting.

Q:     If a stockholder gives a proxy, how are the shares voted?

A:     When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Meeting in accordance with the instructions of the stockholder. If no specific instructions are given on properly-executed returned proxies, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this proxy statement are properly presented at the Meeting, the proxy holders will use their own judgment to determine how to vote your shares.

Q:     What happens if I do not vote or return a proxy?

A:     A quorum will exist at the Meeting only if the holders of record of a majority of the issued and outstanding shares of the capital stock of the Company entitled to vote at the Meeting are present in person or by proxy. Your failure to vote on the proposals, by failing to either submit a proxy or attend the Meeting if you are a stockholder of record, may result in the failure of a quorum to exist at the Meeting.

Q:     What happens if I abstain?

A:     If you abstain, whether by proxy or in person at the Meeting, or if you instruct your broker, bank or other nominee to abstain your abstention will not be counted for or against the proposals, but will be counted as “present” at the Meeting in determining whether or not a quorum exists.

Q:     Can I revoke my proxy or change my vote?

A:     You may change your vote at any time prior to the vote at the Meeting. To revoke your proxy instructions and change your vote if you are a holder of record, you must (i) vote again on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Meeting will be counted), (ii) advise our Secretary at our principal executive offices (225 NE Mizner Blvd., Suite 640, Boca Raton, FL 33432) in writing before the proxy holders vote your shares, (iii) deliver later dated and signed proxy instructions (which must be received prior to the Meeting) or (iv) participating in the Meeting live via the internet and voting again. If you hold shares in “street name,” you should refer to the instructions you received from your broker, bank or other nominee. Attendance in and of itself at the Meeting will not revoke a proxy. For shares you hold beneficially but not of record, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a valid proxy from your broker or nominee giving you the right to vote your shares, by participating in the Meeting live via the internet and voting again.

Q:     What should I do if I receive more than one set of voting materials?

A:     You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares.

If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, date, sign and return (or vote via the Internet or telephone with respect to) each proxy card and voting instruction card that you receive to ensure that all of your shares are counted.

Q:     What is “householding”?

A:     We have adopted a procedure approved by the U.S. Securities and Exchange Commission (the “SEC”) called “householding” for stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials. In some instances, only one copy of the proxy materials is being delivered to multiple stockholders sharing an address, unless we have received instructions from one or more of the stockholders to continue to deliver multiple copies. This procedure reduces our printing costs and postage fees.

We will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a stockholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the proxy materials you may call us at (561) 710 0512, or send a written request to INmune Bio Inc., 225 NE Mizner Blvd, Suite 640, Boca Raton, FL 33432, Attention: Secretary. If you have received only one copy of the proxy materials, and wish to receive a separate copy for each stockholder in the future, you may call us at the telephone number or write us at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy materials may request delivery of a single copy, also by calling us at the telephone number or writing to us at the address listed above.

Q:     Where can I find the voting results of the Meeting?

A:     The Company intends to announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K that will be filed with the SEC following the Meeting. All reports the Company files with the SEC are publicly available when filed.

Q:     What if I have questions about lost stock certificates or need to change my mailing address?

A:     You may contact our transfer agent, VStock Transfer, LLC at (212) 828-8436, or by email at action@vstocktransfer.com, if you have lost your stock certificate or if you need to change your mailing address.

Q:     Who can help answer my additional questions about the proposals or the other matters discussed in this proxy statement?

A:     If you have questions about the proposals or other matters discussed in this proxy statement, you may contact the Company by mail at INmune Bio Inc., 225 NE Mizner Blvd., Suite 640, Boca Raton, FL 33432, Attention: Secretary.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Proposal

Five directors are to be elected at the Meeting to serve until the next annual meeting of the Company’s stockholders. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the proxy for the election of the nominees listed below. Although it is not contemplated that any nominee will decline or be unable to serve as a director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board of Directors, unless the Board of Directors reduces the number of directors to be elected.

The following table sets forth the nominees for directors on the Board of Directors. Certain biographical information about the nominees as of the Record Date can be found above in the section titled “Directors and Officers.”

Nominees for Directors

Name	Age	Position(s) with the Company	Date First Elected or Appointed
David J. Moss	56	President and CEO, Secretary, Treasurer and Director	August 2025
J. Kelly Ganjei	53	Director, Chairman of the Board	September 2016
Timothy Schroeder	68	Director	December 2016
Scott Juda, J.D.	55	Director	March 2018
Marcia Allen	76	Director	November 2019

Required Stockholder Vote and Recommendation of Our Board of Directors

The directors receiving the majority of votes will be elected. This Proposal 1 is a “non-discretionary” or “non-routine” item, meaning that brokerage firms cannot vote shares in their discretion on behalf of a client if the client has not given voting instructions. Accordingly, if you hold your shares in street name and fail to instruct your broker to vote your shares, your shares will not be counted as votes cast and will have no effect on the outcome of this Proposal 1.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” EACH OF THE NOMINEES IN THIS PROPOSAL NO. 1.

PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal

The Board of Directors has appointed CBIZ CPAs P.C. (“CBIZ CPAs”) as our independent registered public accounting firm for the fiscal year 2026 and has further directed that the selection of CBIZ CPAs. be submitted to a vote of the Company’s stockholders at the Meeting for ratification.

As described below, the stockholder vote is not binding on the Board of Directors. If the appointment of CBIZ CPAs is not ratified, the Board of Directors will evaluate the basis for the stockholders’ vote when determining whether to continue the firm’s engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re-submitting the matter to stockholders. Even if the appointment of CBIZ CPAs is ratified, the Board of Directors may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year if it determines that such an appointment would be in the best interests of our Company and our stockholders.

Representatives of CBIZ CPAs are not expected to attend the Meeting.

Change in Independent Registered Public Accounting Firm

On November 1, 2024, CBIZ CPAs acquired the attest business of Marcum LLP. On May 7, 2025, with the approval of the audit committee, the Company dismissed Marcum LLP as our independent registered public accounting firm. Previously, Marcum LLP served as our independent registered public accounting firm from August 5, 2018 to May 7, 2025, and reported on our financial statements for the years ended December 31, 2018, 2019, 2020, 2021, 2022, 2023 and 2024.

The audit report of Marcum LLP on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report included an explanatory paragraph relating to substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2024 and 2023 and through May 7, 2025, there were no (1) “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Marcum LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum LLP, would have caused Marcum LLP to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, or (2) “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K).

We provided Marcum LLP with a copy of the above disclosures and requested that Marcum LLP furnish us with a letter addressed to the SEC stating whether it agrees with the statements made above and, if it does not agree, the respects in which it does not agree. A copy of Marcum LLP’s letter, dated May 7, 2025, was attached as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on May 7, 2025.

Approval of Appointment of CBIZ CPAs P.C. as Our New Independent Registered Public Accounting Firm

On May 7, 2025, with the approval of the Company’s audit committee, CBIZ CPAs was engaged as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2025.

During the fiscal years ended December 31, 2024 and 2023, and through May 7, 2025, neither the Company nor anyone on its behalf consulted with CBIZ CPAs regarding (1) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that CBIZ CPAs concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Fees

The aggregate fees billed to us by CBIZ CPAs P.C. for services rendered for the years ended December 31, 2025 and 2024, are set forth in the table below:

Fee Category	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024
Audit fees	$465,848	$—
Audit-related fees	—	—
Tax fees	25,750	—
All other fees	—	—
Total fees	$491,598	$—

The aggregate fees billed to us by Marcum LLP for services rendered for the years ended December 31, 2025 and 2024, are set forth in the table below:

Fee Category	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024
Audit fees	$—	$418,261
Audit-related fees	—	—
Tax fees	—	23,304
All other fees	—	—
Total fees	$—	$441,565

Audit Committee

The audit committee, among other things, is responsible for:

•        Appointing, approving the compensation of, overseeing the work of, and assessing the independence, qualifications, and performance of the independent auditor;

•        reviewing the internal audit function, including its independence, plans, and budget;

•        approving, in advance, audit and any permissible non-audit services performed by our independent auditor;

•        reviewing our internal controls with the independent auditor, the internal auditor, and management;

•        reviewing the adequacy of our accounting and financial controls as reported by the independent auditor, the internal auditor, and management;

•        overseeing our financial compliance system; and

•        overseeing our major risk exposures regarding the Company’s accounting and financial reporting policies, the activities of our internal audit function, and information technology.

The Board of Directors has affirmatively determined that each member of the audit committee meets the additional independence criteria applicable to audit committee members under SEC rules and the Nasdaq Stock Market LLC. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the audit committee. The Board of Directors has affirmatively determined that each member of the audit committee is financially literate, and that all members meet the qualifications of an audit committee financial expert. The audit committee consists of Timothy Schroeder, Scott Juda, J.D., and Marcia Allen. Scott Juda, J.D., is the chairman of the audit committee.

Based on the review and the discussions described above, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.

The audit committee also considered whether the non-audit services rendered by our independent registered public accounting firm are compatible with an auditor maintaining independence. The audit committee has determined that the rendering of such services is compatible with CBIZ CPAs maintaining its independence.

Required Stockholder Vote and Recommendation of Our Board of Directors

Approval of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Meeting, whether in person or by proxy, provided that a quorum is present. An abstention will not be counted for or against the proposal, and therefore will not affect the vote outcome.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” THIS PROPOSAL NO. 2.

PROPOSAL NO. 3 — APPROVAL OF THE THIRD AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN

Description of Proposed Amendment

On April 7, 2026, the Board of Directors unanimously approved to amend and restate (the “Plan Amendment”) the Company’s Amended and Restated 2021 Equity Incentive Plan (the “2021 Plan” and as amended by the Plan Amendment, the “Third Amended and Restated 2021 Plan”), subject to stockholder approval, to increase the number of shares of common stock authorized for issuance under the current 2021 Plan by 2,658,525 shares from 6,500,000 to 9,158,525 shares and to implement an evergreen provision for the purpose of increasing the number of shares of common stock reserved for the grant of Awards under the 2021 Plan automatically on the first trading day of each calendar year beginning with calendar year 2027 through and including the first trading day of calendar year 2031 by the lesser of: (A) 10.0% of the total number of shares of our common stock outstanding on December 31 of the immediately preceding calendar year or (B) such smaller number of shares as is determined by our Board of Directors.

The full text of the proposed Third Amended and Restated 2021 Plan is set out in Annex A to this proxy statement. The text of the proposed Third Amended and Restated 2021 Plan is subject to modification to include such changes as the Board of Directors deems necessary and advisable to affect the increase in the number of shares of common stock reserved and available for issuance and permit acceleration of vesting awards upon a Change of Control. Stockholders are being asked to approve the Third Amended and Restated 2021 Plan.

Vote Required and Recommendation

The approval of the Third Amended and Restated 2021 Plan will be made upon the affirmative vote of the majority of shares cast on the proposal. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal. If the proposal is not approved by the stockholders, the Third Amended and Restated 2021 Plan will not be effective and the proposal will not be implemented.

Reasons for the Plan Amendment

Currently, awards (consisting of options to purchase shares of common stock and restricted stock) issued under the 2021 Plan totals 6,409,291 shares of common stock. On June 16, 2026, at our annual stockholders meeting, our stockholders will vote to increase the shares authorized by 2,658,525 shares from 6,500,000 shares to 9,158,525 shares. With these grants and approvals, as of June 16, 2026, the Company will have 2,749,234 awards available to be issued. In addition, our stockholders will vote to increase the shares authorized by implementing an evergreen provision for the purpose of increasing the number of shares of common stock reserved for the grant of Awards under the 2021 Plan automatically on the first trading day of each calendar year beginning with calendar year 2027 through and including the first trading day of calendar year 2031 by the lesser of: (A) 10.0% of the total number of shares of our common stock outstanding on December 31 of the immediately preceding calendar year or (B) such smaller number of shares as is determined by our Board of Directors.

The Board of Directors determined to increase the number of shares of common stock reserved and available for issuance under the 2021 Plan and to implement the evergreen provision because it believes that the current number is insufficient for the purposes of future issuances.

The Board of Directors believes that evergreen provision is essential to the Company’s continued success and therefore is in the best interests of the Company and its stockholders, since it allows the Company to annually maintain a sufficient number of shares of common stock issuable under the 2021 Plan, which is necessary for the Company to be able to provide its employees with sufficient award grants under the 2021 Plan to incentivize them to work with the Company and to maintain their services.

The Third Amended and Restated 2021 Plan will result in (i) an increase in the total number of shares of common stock reserved for issuance. This will provide the Company with the ability to grant more awards than are currently available to eligible recipients including employees, directors, consultants and advisors and allow necessary flexibility for such awards.

The issuance in the future of awards under the Third Amended and Restated 2021 Plan consisting of full value awards and options to purchase shares of common stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the holders of the currently outstanding shares of common stock. The effective increase in the number of authorized but unissued shares of common stock which may be issued as awards under the Third Amended and Restated 2021 Plan may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Articles of Incorporation or Bylaws. Holders of the common stock have no preemptive or other subscription rights. There are no other material differences to the 2021 Plan as a result of the Plan Amendment, except as mentioned herein.

Material Terms of the Third Amended and Restated 2021 Plan

This summary, however, does not purport to be a complete description of all provisions of the Third Amended and Restated 2021 Plan and is qualified in its entirety by reference to the Third Amended and Restated 2021 Plan.

Administration.    The authority to manage the operation of and administer the Third Amended and Restated 2021 Plan shall be vested in a committee (the “Committee”). The Committee shall be selected by the Board of Directors, and shall consist solely of two or more members of the Board of Directors who are non-employee directors within the meaning of Rule 16b-3 and are outside directors within the meaning of Internal Revenue Code Section 162(m) (“Section 162(m)”). Unless otherwise determined by the Board of Directors, the compensation committee of the Board of Directors shall be designated as the “Committee.”

Eligibility.    Awards may be granted pursuant to the Third Amended and Restated 2021 Plan only to persons who are eligible persons. Under the Third Amended and Restated 2021 Plan, “Eligible Persons” are all employees, non-employee directors, consultants and other key advisors who provide services to the Company (or any subsidiary of the Company) who are eligible under the Third Amended and Restated 2021 Plan.

Available Shares.    Currently, the number of shares of common stock that may be the subject of Awards issued under the 2021 Plan is 6.500,000 shares. The Plan Amendments would initially increase the share reserve by an additional 2,658,525 shares to a total of 9,158,525 shares. Beginning on the first trading day of each calendar year starting with calendar year 2027 through and including the first trading day of calendar year 2031, the number of shares of common stock reserved for the grant of Awards under the 2021 Plan will increase automatically by the lesser of: (A) 10.0% of the total number of shares of our common stock outstanding on December 31 of the immediately preceding calendar year or (B) such smaller number of shares as is determined by our Board of Directors.

Awards.    Pursuant to the terms of the Third Amended and Restated 2021 Plan, an “Award” shall include any award or benefit granted under the Third Amended and Restated 2021 Plan, including but not limited to, Options (as defined below), Stock Appreciation Rights (as defined below), Restricted Stock (as defined below), Restricted Stock Units (as defined below), other stock-based awards and cash based Awards, each such term defined herein. Each Award shall be evidenced by an award agreement containing such terms and conditions applicable to such Award as the Committee shall determine.

Options.    The term “Option” means a right to purchase shares of common stock. An Option may be either any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code (“ISO”) or any Option that is not designated as an ISO, or which is designated by the Committee as an ISO but which subsequently fails or ceases to qualify as an ISO (“NQSO”). The award agreement evidencing an Option shall designate the Option as either an ISO or an NQSO, as determined in the discretion of the Committee. At the time of the grant of Options, the Committee may place restrictions on the exercisability or vesting of Options that shall lapse, in whole or in part, upon the attainment of performance goals; provided that such performance goals shall relate to periods of performance of at least one fiscal year.

Restricted Stock.    The term “Restricted Stock” means an Award of shares of common stock that may be subject to certain restrictions and to a risk of forfeiture. Stock issued upon the exercise of Options or SARs is not “Restricted Stock” for purposes of the plan, even if subject to post-issuance transfer restrictions or forfeiture conditions. When Restricted Stock vests, it ceases to be “Restricted Stock” for purposes of the Third Amended and Restated 2021 Plan. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant, which restrictions may lapse separately or in combination at such times, under such circumstances, in such instalments, or otherwise, as the Committee may determine.

Restricted Stock Units.    The term “Restricted Stock Unit” means a right to receive shares of common stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of specified performance or other criteria. At the time of the grant of Restricted Stock Units, the Committee may place restrictions on Restricted Stock Units that shall lapse, in whole or in part, upon the attainment of performance goals; provided that such performance goals shall relate to periods of performance of at least one fiscal year.

Stock Appreciation Rights.    The term “Stock Appreciation Right” or “SAR” means the right to be paid an amount measured by the appreciation in the fair market value of shares of common stock from the date of grant to the date of exercise of the right. SARs may be granted independently or in tandem with an Option at the time of grant of the related Option. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. Payment of an SAR may be made in cash, shares of common stock, or a combination of the foregoing, as specified in the award agreement or determined in the sole discretion of the Committee.

Cash-Based Awards.    The term “Cash-Based Award” means a right or other interest that may be denominated or payable in cash, other than an Award pursuant to which the amount of cash is determined by reference to the value of a specific number of shares of common stock. The Committee is authorized to grant Awards to grantees in the form of Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Third Amended and Restated 2021 Plan. At the time of the grant of Cash-Based Awards, the Committee may place restrictions on the payout or vesting of Cash-Based Awards that shall lapse, in whole or in part, upon the attainment of performance goals.

Change of Control.    The Committee may, at the time an Award is made or at any time prior to, coincident with or after the time of a Change of Control: (a) provide for the adjustment of any performance goals as the Committee deems necessary or appropriate to reflect the Change of Control; (b) provide for the cancellation of any Awards then outstanding if the surviving entity or acquiring entity (or the surviving or acquiring entity’s parent company) in the Change of Control replaces the Awards with new rights of substantially equivalent value, as determined by the Committee; (c) provide that upon an involuntary termination of a participant’s employment as a result of a Change of Control, any time periods shall accelerate, and any other conditions relating to the vesting, exercise, payment or distribution of an Award shall be waived; or (d) provide that Awards shall be purchased for an amount of cash equal to the amount that could have been obtained for the shares covered by a Restricted Stock Award if it had been vested and or by an Option and or by an SAR if it had been exercised at the time of the Change of Control.

Notwithstanding any other provisions of the Third Amended and Restated 2021 Plan or an award agreement to the contrary, the vesting, payment, purchase or distribution of an Award for any grantee whose service to the Company has not terminated shall automatically be accelerated by reason of a Change of Control for any Grantee with respect to any outstanding grants. Further, unless otherwise provided by the applicable award agreement or determined by the Committee, any portion of an Award outstanding immediately prior to a Change of Control, the exercisability and/or vesting of such portion of the Award held by a Participant whose service to the Company has not terminated prior to Change in Control shall be accelerated in full effective as of a date prior to, but conditioned upon, the consummation of a Change in Control.

The term “Change of Control” shall be deemed to occur if and when:

(i)     any person, including a “person” as such term is used in Section 14(d)(2) of the Exchange Act (a “Person”), is or becomes a beneficial owner (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(ii)    individuals who, as of the effective date of the Third Amended and Restated 2021 Plan (the “Effective Date”), constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors;

(iii)   all or substantially all of the assets of the Company are sold, transferred or distributed, or the Company is dissolved or liquidated; or

(iv)   a reorganization, merger, consolidation or other corporate transaction involving the Company (a “Transaction”) is consummated, in each case, with respect to which the stockholders of the Company immediately prior to such Transaction does not, immediately after the Transaction, own more than 50% of the combined voting power of the Company or other corporation resulting from such Transaction in substantially the same respective proportions as such stockholders’ ownership of the voting power of the Company immediately before such Transaction.

Notwithstanding the foregoing or any other provision of this Plan, the term Change of Control shall include a sale of assets, merger or other transaction effected, except for the purpose of changing the domicile of the Company.

Section 162(m) of the Internal Revenue Code.    Following the enactment of the Tax Cuts and Jobs Act (the “TCJA”) in December 2017, Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year to its chief executive officer, chief financial officer, and any of its three other most highly compensated executive officers (the “covered employees”). Prior to the enactment of the TCJA, Section 162(m) disallowed a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year to its chief executive officer and any of its three other most highly compensated executive officers, other than its chief financial officer, unless such compensation qualified as “performance-based compensation” within the meaning of the Internal Revenue Code. The changes to Section 162(m) made by the TCJA are generally effective for taxable years beginning in 2018, but there is a grandfather rule for compensation paid pursuant to a written, binding contract that was in effect on November 2, 2017, which was not modified in any material respect on or after that date. Awards granted under the Third Amended and Restated 2021 Plan to our covered employees, whether performance-based or otherwise, will be subject to the $1.0 million annual deduction limitation under Section 162(m). The Board of Directors or the Compensation Committee, as applicable, intends to consider the potential impact of Section 162(m) on compensation decisions, but reserves the right to grant awards under the Third Amended and Restated 2021 Plan that may not be deductible because of Section 162(m), as the Board of Directors or the Committee in the exercise of its business judgment determines appropriate to meet our compensation objectives.

New Plan Benefits.    SEC rules require us to disclose any amounts that we currently are able to determine will be allocated to our named executive officers, directors and other employees following approval of the Third Amended and Restated 2021 Plan. The aggregate benefits or amounts, including shares or options to be received by or allocated to certain executive officers, directors or other employees are not known with specificity at this time. All benefits under the Third Amended and Restated 2021 Plan shall be subject to approval by the stockholders.

Eligible Persons Under the Third Amended and Restated 2021 Plan.    As of the Record Date, there were approximately 24 employees and 4 non-executive directors eligible for Awards under the Third Amended and Restated 2021 Plan. The number of other service providers potentially eligible to participate in the Third Amended and Restated 2021 Plan is not currently determinable.

Federal Income Tax Information Regarding the Third Amended and Restated 2021 Plan.

The following is a brief summary of the principal federal income tax consequences of awards under the Third Amended and Restated 2021 Plan to U.S. taxpayers and the Company based on applicable provisions of the Internal Revenue Code and Treasury Regulations now in effect.

The following discussion assumes that the fair market value of our common stock on the date of exercise is greater than the per share exercise price.

Nonstatutory Stock Options.    No taxable income is reportable when a nonstatutory stock option with an exercise price equal to the fair market value of the underlying stock on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any taxable income recognized in connection with an exercise of the nonstatutory stock option by an employee of the Company is subject to tax withholding by the Company. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Incentive Stock Options.    No taxable income is reportable when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonstatutory stock options). If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will recognize ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

Stock Appreciation Rights.    Generally, no taxable income is reportable when a participant is granted a stock appreciation right. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received in excess of the exercise price. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock Awards, Restricted Stock Units, Performance Shares and Performance Units.    A participant generally will not have taxable income at the time an award of restricted stock, restricted stock units, performance shares, or performance units are granted. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the award becomes either (i) freely transferable, or (ii) no longer subject to a substantial risk of forfeiture. However, the recipient of an award of restricted stock may elect to recognize income at the time he or she receives the award in an amount equal to the fair market value of the shares underlying the award (less any cash paid for the shares on the date the award is granted). Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Tax Effect for the Company.    The Company generally will be entitled to a tax deduction in connection with an award under the Third Amended and Restated 2021 Stock Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option).

Securities Authorized for Issuance Under Equity Compensation Plans

Equity Compensation Plan Information

The following table provides certain information with respect to all of our compensation plans in effect as of December 31, 2025:

Plan Category	(A) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(B) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(C) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (A))
Equity Compensation Plans approved by stockholders	9,759,882	(1)	$2.63	64,668	(2)
Equity Compensation Plans not approved by stockholders	—		—	—
Total	9,759,882		$2.63	64,668

____________

(1)      Consists of shares subject to outstanding stock options, under the Second Amended and Restated 2021 Stock Plan, the 2019 Stock Incentive Plan (the “2019 Plan”) and INmune Bio Inc. 2017 Stock Incentive Plan (the “2017 Plan”) some of which are vested and some of which remain subject to the vesting of the respective equity award.

(2)      Consists of shares subject to outstanding stock options, under the Amended and Restated INmune Bio Inc. 2021 Stock Incentive Plan, some of which are vested and some of which remain subject to the vesting of the respective equity award

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” THIS PROPOSAL NO. 3.

AUDIT COMMITTEE REPORT

The Board of Directors has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2025, which were audited by CBIZ CPAs, our independent registered public accounting firm. The Board of Directors discussed with CBIZ CPAs the matters required to be discussed pursuant to Public Company Accounting Oversight Board (United States) Auditing Standard 1301 (Communication with Audit Committee). The Board of Directors received the written disclosures and letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Board of Directors concerning independence, and discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Board of Directors also considered whether the provision of services other than the audit of our financial statements for the fiscal year ended December 31, 2025 were compatible with maintaining CBIZ CPAs’s independence.

The Board of Directors has selected CBIZ CPAs as our independent auditor for 2026.

Respectfully submitted by the audit committee,

Messrs. Schroeder, Juda and Allen

DIRECTORS, OFFICERS AND KEY EMPLOYEES

Set forth below are the Company’s Directors, and Executive Officers and key employees as of December 31, 2025, together with an overview of their professional experience and expertise.

Name	Age	Position(s) Held	Director Since
David J. Moss	56	President, CEO, Secretary, Treasurer and Director	2025
Cory Ellspermann	53	Chief Financial Officer	N/A
Mark Lowdell, PhD	64	Chief Scientific Officer	N/A
J. Kelly Ganjei	53	Independent Director	2016
Timothy Schroeder	68	Independent Director	2016
Scott Juda, J.D.	55	Independent Director	2018
Marcia Allen	76	Independent Director	2019

Directors are elected annually and hold office until the next annual meeting of the stockholders of the Company and until their successors are elected. Officers are elected annually and serve at the discretion of the Board of Directors.

David J. Moss, M.B.A. is a co-founder and has been the chief executive officer and a director since August 2025. He also serves as secretary and treasurer. From the Company’s formation in September 2015 until August 2025 he served as the chief financial officer of the Company. Mr. Moss was audit committee chair for Qilian International Holding Groups LTD. from December 2020 to February 2022 and served as a director and audit committee chair of Xiangtai Food Co from Aug 2019 to Aug 2020 and was a director of Pegasi Energy Resources Corporation from May 2007 to January 2014 and was a founding investor in Reliant Service Group LLC which sold in 2015 to a leading private equity firm. From 1996 until 2001 he served as Managing Partner at a Seattle based venture capital firm, The Phoenix Partners. From November 2010 until October 2011, Mr. Moss was the Chief Executive Officer, sole director and a majority shareholder of Tamandare Explorations Inc. a private specialty pharmaceutical company. In October 2011 Tamandare Explorations engaged in a merger transaction pursuant to with Tonix Pharmaceuticals Holding Corp., which at the time had its common stock listed on the OTC Bulletin Board and is currently listed on Nasdaq Capital Market. In connection with the merger transaction Mr. Moss resigned as Tamandare Explorations Chief Executive Officer and a member of its board of directors. From 2001 until the formation of INmune Bio in 2015, Mr. Moss has invested in healthcare technology companies. Mr. Moss holds an MBA from Rice University and a BA in Economics from the University of California, San Diego.

Cory Ellspermann has been the Company’s chief financial officer since August 2025. Prior to Mr. Ellspermann’s appointment as our Chief Financial Officer, Mr. Ellspermann served as our Controller and VP of Finance since June 2019. Mr. Ellspermann possesses over 30 years of financial management experience at public and private companies. Prior to joining us, Mr. Ellspermann was Senior Accounting Manager at Artivest, an alternative investments company. He is a certified public accountant in the State of Texas and previously served as a Senior Audit Manager at Ernst & Young. He holds a BS in Accounting from Purdue University.

Mark Lowdell, Ph.D. was a member of the board of directors of the Company from its formation in September 2015 until July 2018 and has been the Company’s Chief Scientific Officer since October 2015. Prof. Lowdell is Professor of Cell and Tissue Therapy at University College London where he has led a translational immunotherapy group and cGMP cell manufacturing facility since 1994. Since February 2009, Prof. Lowdell was the Director of Cellular Therapy at the Royal Free London NHS Foundation Trust; a post from which he retired in 2022 to focus fully on his role in INmune Bio and the extension of our clinical programs. He received his PhD in clinical immunology from London Hospital Medical College, University of London in 1992 and is a qualified immunopathologist. Prof. Lowdell is a past Vice President and board member of the International Society for Cell & Gene Therapy. His education and significant academic and clinical experience with cellular therapies were instrumental in his selection as Chief Scientific Officer.

Timothy Schroeder, has been one of the Company’s directors since December 2016. Timothy Schroeder, Chairman, CEO and Founder of CTI Clinical Trial & Consulting Services (“CTI”), has over 35 years of clinical, academic, and industry experience in global drug and device development programs. CTI, founded in 1999, is a multi-national research firm with associates in North America, Europe, Latin America, Middle East, Africa and Asia-Pacific. The firm has supported more than 200 drug and device approvals, and currently works on behalf of approximately

300 global pharmaceutical and biotechnology companies. Prior to founding CTI, Mr. Schroeder held numerous faculty positions with the University of Cincinnati College of Medicine. He was also the founding Executive Vice President of Clinical Development at SangStat Medical Corporation, which went public in 1995. Mr. Schroeder is currently a board member for over a dozen corporate and non-profit organizations, including Xavier University, which he attended. He also serves on the boards of Bexion Pharmaceuticals, Cognitive Research, and Lepton Pharmaceuticals. Mr. Schroeder was named as an EY Entrepreneur of the Year in 2015 and was recognized as Top Leader by the Enquirer Media in 2016. In 2020, he also received the St Xavier Insignis Award, The Xavier University Distinguished Alumnus Award in 2021 and the Mt Saint Joseph University Trustee Award in 2022. Mr. Schroeder has significant clinical trial and drug development experience which is why he was selected as a member of the board of directors.

J. Kelly Ganjei, has been one of the Company’s directors since September 2016. Until 2025, Mr. Ganjei was the CEO and President of AmplifyBio, LLC, a contract research organization focused on helping advanced therapy clients navigate the concept to commercial journey. AmplifyBio and subsidiaries filed for bankruptcy and subsequently closed during 2025. Mr. Ganjei is the former Chief Executive Officer and Chairman of the Board of Cognate BioServices, a CDMO focused on the cell and gene therapy fields that was recently acquired by Charles River Laboratories International. Mr. Ganjei has nearly 30 years of experience within the life science, venture capital and IT sectors and has lead companies through various stages of development, ranging from the virtual start-up, to mid-cap restart, through the exponential growth through M&A, and into an exit. Prior to joining Cognate, Mr. Ganjei was the principal at an SBA venture capital firm where he was brought on to support deal flow into and out of the fund, with a specific focus on regenerative medicine, immunotherapy and cell therapy investments within the portfolio. While in this role, he helped the venture capital firm exit the SBA program and was the key driver of several other strategic deals for various portfolio companies. Previously, Mr. Ganjei was the CEO and Co-founder of Remegenix, Inc. Prior to Remegenix, Inc., was a Vice President of Business Development at TissueGene, Inc., a cell-mediated gene therapy company, where he helped close several tranches of TissueGene’s Series A and B funding, helped navigate a complex development pathway and was responsible for developing the global informatics infrastructure for the company and its affiliates. Prior to TissueGene, Inc., Mr. Ganjei served as a Product Marketing Manager for LabVantage where he was the key technical sales and marketing lead for LabVantage’s life science software product offering globally and was responsible for the design of all life science product initiatives. Mr. Ganjei has published numerous scientific, peer-reviewed papers and has been an invited guest speaker and presenter at various business forums. Mr. Ganjei received his B.S. in Microbiology from the University of Maryland College Park in 1995 and began his career at NIH in May of the same year. Mr. Ganjei has significant biotechnology operational experience as well as significant pre-clinical, clinical and commercial drug development and manufacturing knowledge which is why he was selected as a member of the board.

Scott Juda, J.D. has been one of the Company’s directors since March 2018. He is the Co-Founder of Fossick Capital, a technology focused hedge fund. From 2012 to 2016, Scott was the Chief Executive Officer and Co-Founder of The Juda Group, Inc., a division of CCM, an institutional capital markets focused broker-dealer. Scott was at SMH Capital from 2002 until 2011, serving as a Managing Director in the Investment Banking Group as well Chief Operating Officer of The Juda Group subsidiary. From 2000 to 2002, Mr. Juda was an institutional sales-trader for Sutro & Co. From 1997 to 2000, Scott practiced corporate and securities law at Buchalter Nemer LLP. Mr. Juda received his bachelor’s degree from the University of Southern California and his juris doctor from the University of Pepperdine School of Law. Mr. Juda is a member of the State Bar of California. We believe that Mr. Juda is qualified to serve on our board of directors because of his significant experience in capital markets.

Marcia Allen has been one of the Company’s directors since November 2019. Ms. Allen is the CEO and founder of Allen & Associates, a global Strategic Advisory and Investment firm. Ms. Allen has a broad financial background, with both corporate and institutional experience, which is why she was selected as a member of the board of directors. For the past three decades she has been devoted to corporate finance, focused on wealth management, private equity, venture capital and M&A. She has represented all levels of investors and corporate clients for strategic consulting, acquisitions, restructures and divestitures. Her primary focus is to build value through balanced structures and proper timing of financing, growth and divestiture. In this capacity, Ms. Allen has developed and successfully completed many financial transactions through her companies, Allen & Associates, Elite Capital, a California based Venture Capital Firm, and Allen/Brenner, Inc., a wealth and cash management firm focused on the entertainment and media industry. Ms. Allen was a founder and served as Managing Director of The Movie Group, (AMX) the originating company which is today Lionsgate Entertainment (NYSE). Ms. Allen’s began her career as a member of the founding group of Ruby Tuesday, Inc. Upon her departure, she joined Taco Bell, Inc. (NASDAQ) as the Chief Financial Officer; where she structured and facilitated the acquisition of Taco Bell, Inc. by PepsiCo, Inc (NYSE). From PepsiCo, Ms. Allen moved to W.R. Grace & Co. (NYSE) initially she was based in Newport Beach, CA with the Restaurant/Retail Division as CFO, and later in their New York headquarters as a Corporate Development Officer (M&A). Her expertise in the financial world comes from both the operational sector and investment arena, which gives her a unique insight and advantage in financial structuring and operations. Her Advisory clients are quite diverse from the House of Al Thani, the governments of Zambia, Turkey and other developing countries to US hospitality giants Marriott and McDonalds. She is a problem solver and she is known for her “out of the box” strategic plans. She was educated at the University of Tennessee in finance and accounting. She has been a speaker for Forbes, Strategic Research Institute, Inc. magazine, the National Restaurant Association, Los Angeles Venture Association (LAVA). She is active in numerous civic and political organizations. Since 2003 she has been a Member of the Board of Directors of Ark Restaurants (ARKR).

CORPORATE GOVERNANCE

The Company is committed to maintaining strong corporate governance practices that benefit the long-term interests of our stockholders by providing for effective oversight and management of the Company. The Company’s governance policies, including its insider trading policy, code of ethics, financial conflicts of interest policy and committee charters can be found on the Company’s website at http://www.inmunebio.com/.

The nominating and corporate governance committee regularly reviews the Company’s corporate governance policies, code of ethics, and committee charters to ensure that they take into account developments at the Company, changes in regulations and listing requirements, and the continuing evolution of best practices in the area of corporate governance.

The Board of Directors conducts an annual self-evaluation in order to assess whether the directors, the committees, and the Board of Directors are functioning effectively.

The Board of Directors has granted Mark Lowdell rights to observe board meetings as long as he owns at least 750,000 shares of the Company’s common stock.

Code of Ethics

The Company has adopted a code of ethics that applies to its principal executive officers and principal financial officer, principal accounting officer or controller, or persons performing similar functions and also to other employees. The Company’s code of ethics can be found on our website at www.inmunebio.com.

Involvement in Certain Legal Proceedings

Except as disclosed in the bios above, the Company’s directors and executive officers have not been involved in any of the following events during the past ten years:

1.      any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.      any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.      being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

4.      being found by a court of competent jurisdiction in a civil action, the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.      being subject of, or a party to, any federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.      being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Family Relationships

There are no family relationships among and between the issuer’s directors, officers, persons nominated or chosen by the issuer to become directors or officers, or beneficial owners of more than ten percent of any class of the issuer’s equity securities.

Anti-Hedging, Pledging and Insider Trading Policy

As part of our insider trading policy, our officers, directors, employees and consultants are prohibited from engaging in short sales of our securities and our officers, directors and employees are prohibited from engaging in hedging transactions involving our securities. Our insider trading policy further prohibits officers, directors and employees from pledging securities as collateral for a loan unless pre-cleared by the compliance officer for the insider trading policy. A copy of the insider trading policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Clawback Policy

Our Board of Directors has adopted a Policy for Recovery of Erroneously Awarded Compensation (the “Clawback Policy”) that is applicable to our current and former executive officers, and such other of our senior executive team as may be determined. If we determine that we must restate our financial results as reported in a periodic or other report filed with the SEC to correct an accounting error due to material noncompliance with any financial reporting requirement under the U.S. securities laws, our Board of Directors must recover all incentive compensation, both cash and equity-based, awarded or paid to an executive officer covered by the Clawback Policy to the extent any such compensation would not have been awarded or paid to such officer based on the restated financial results during the three completed fiscal years preceding the date on which the Company is required to prepare the restatement. A copy of the Clawback Policy is filed as Exhibit 97.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Policies and Practices Related to the Timing of Option Awards

The Company generally grants annual equity-based awards during the first half of the calendar year, although such timing may change from year to year. The compensation committee also may consider and approve interim or mid-year grants, or grants made on another basis, from time to time based on business needs, changing compensation practices or other factors, in the discretion of the compensation committee. The compensation committee does not take into account material nonpublic information in determining the timing and terms of equity-based awards, and the Company has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Board Committees

Our Board of Directors has established three standing committees: an audit committee, a nominating and corporate governance committee and a compensation committee, which are described below. Members of these committees are elected annually at the regular board meeting held in conjunction with the annual stockholders’ meeting. The charter of each committee is available on our website at www.inmunebio.com.

Audit Committee

The audit committee, among other things, is responsible for:

•        appointing, approving the compensation of, overseeing the work of, and assessing the independence, qualifications, and performance of the independent auditor;

•        reviewing the internal audit function, including its independence, plans, and budget;

•        approving, in advance, audit and any permissible non-audit services performed by our independent auditor;

•        reviewing our internal controls with the independent auditor, the internal auditor, and management;

•        reviewing the adequacy of our accounting and financial controls as reported by the independent auditor, the internal auditor, and management;

•        overseeing our financial compliance system; and

•        overseeing our major risk exposures regarding the Company’s accounting and financial reporting policies, the activities of our internal audit function, and information technology.

The Board of Directors has affirmatively determined that each member of the audit committee meets the additional independence criteria applicable to audit committee members under SEC rules and the Nasdaq Stock Market. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the audit committee. The Board of Directors has affirmatively determined that each member of the audit committee is financially literate, and that all members meet the qualifications of an audit committee financial expert. The audit committee consists of Timothy Schroeder, Scott Juda, J.D., and Marcia Allen. Scott Juda, J.D., is the chairman of the audit committee. During 2025, the audit committee met 5 times.

Compensation Committee

The compensation committee is responsible for establishing and administering our executive compensation policies. The role of the compensation committee is to (i) formulate, evaluate and approve compensation of the Company’s directors, executive officers and key employees, (ii) oversee all compensation programs involving the use of the Company’s stock, and (iii) produce, if required under the securities laws, a report on executive compensation for inclusion in the Company’s proxy statement for its annual meeting of shareholders. The duties and responsibilities of the compensation committee under its charter include:

•        Annually reviewing and setting compensation of executive officers;

•        Periodically reviewing and making recommendations to the Board of Directors with respect to compensation of non-employee directors;

•        Reviewing and approving corporate goals and objectives relevant to chief executive officer compensation, evaluating the chief executive officer’s performance in light of those goals and objectives, and setting the chief executive officer’s compensation levels based on this evaluation;

•        Reviewing competitive practices and trends to determine the adequacy of the executive compensation program;

•        Approving and overseeing incentive compensation and equity-based plans for executive officers that are subject to Board of Directors approval;

•        Making recommendations to the Board as to the Company’s compensation philosophy and overseeing the development and implementation of compensation programs;

•        Periodically reviewing and making recommendations to the Board of Directors with respect to compensation of non-employee directors; and

•        Reviewing and approving corporate goals and objectives relevant to chief executive officer compensation, evaluating the chief executive officer’s performance in light of those goals and objectives, and setting the chief executive officer’s compensation levels based on this evaluation.

When appropriate, the compensation committee may, in carrying out its responsibilities, form and delegate authority to subcommittees. The chief executive officer plays a role in determining the compensation of our other executive officers by evaluating the performance of those executive officers. The chief executive officer’s evaluations are then reviewed by the compensation committee. This process leads to a recommendation for any changes in salary, bonus terms and equity awards, if any, based on performance, which recommendations are then reviewed and approved by the compensation committee.

The compensation committee has the authority, at the Company’s expense, to select, retain, terminate and set the fees and other terms of the Company’s relationship with any outside advisors who assist it in carrying out its responsibilities, including compensation consultants or independent legal counsel.

The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the compensation committee. The compensation committee consists of Scott Juda, J.D., Timothy Schroeder and Kelly Ganjei. Timothy Schroeder is the chairman of the compensation committee. The Board of Directors has affirmatively determined that each member of the compensation committee meets the additional independence criteria applicable to compensation committee members under SEC rules and the Nasdaq Stock Market LLC. During 2025, the compensation committee met 5 times.

Compensation Committee Interlocks and Insider Participation

No member of the compensation committee will be a current or former executive officer or employee of ours or any of our subsidiaries. None of our executive officers serves as a member of the Board of Directors or compensation committee of any company that has one or more of its executive officers serving as a member of our compensation committee.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee, among other things, is responsible for:

•        reviewing and assessing the development of the executive officers, and considering and making recommendations to the Board of Directors regarding promotion and succession issues;

•        evaluating and reporting to the Board of Directors on the performance and effectiveness of the directors, committees, and the Board of Directors as a whole;

•        working with the Board of Directors to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience, including diversity considerations, for the full Board of Directors and each committee;

•        annually presenting to the Board of Directors a list of individuals recommended to be nominated for election to the Board of Directors;

•        reviewing, evaluating, and recommending changes to the Company’s corporate governance policies and committee charters;

•        recommending to the Board of Directors individuals to be elected to fill vacancies and newly created directorships;

•        overseeing the Company’s compliance program, including the code of conduct; and

•        overseeing and evaluating how the Company’s corporate governance and legal and regulatory compliance policies and practices, including leadership, structure, and succession planning, may affect the Company’s major risk exposures.

The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the nominating and corporate governance committee. The nominating and corporate governance committee consists of Marcia Allen, Kelly Ganjei and Scott Juda, J.D. Marcia Allen is the chairman of the nominating and corporate governance committee. During 2025, the nominating and corporate governance committee had 1 meeting.

Board of Director Meetings and Attendance

Our Board of Directors met in person and telephonically 4 times during 2025 and also approved resolutions or acted by unanimous written consent 8 times. Each of the then-members of our Board of Directors was present at 75% or more of the meetings of the Board of Directors and committees held in 2025.

EXECUTIVE COMPENSATION

The following table sets forth the compensation for the Company’s fiscal years ended December 31, 2025 and 2024 earned by or awarded to, as applicable, our principal executive officer, principal financial officer and the Company’s other most highly compensated executive officers as of December 31, 2025. In this proxy statement, we refer to such officers as the Company’s “Named Executive Officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option and Stock Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
David J. Moss(3),	2025	416,268	—	1,428,911	—	1,845,179
CEO and President	2024	405,267	94,776	2,221,960	—	2,722,003

Cory Ellspermann(4)	2025	190,938	—	428,289	—	619,227
CFO

Mark Lowdell,	2025	66,350	—	1,136,162	249,724	1,452,236
CSO	2024	—	—	1,545,720	246,692	1,792,412

Raymond J. Tesi(5),	2025	486,108	—	2,363,396	—	2,849,504
M.D., former CEO, President and CMO	2024	513,639	—	2,494,535	—	3,008,174

____________

(1)      The amounts shown in the “Option and Stock Awards” column represent the aggregate grant date fair value of awards computed in accordance with ASC 718, not the actual amounts paid to or realized by the Named Executive Officer during 2025 and 2024. ASC 718 fair value amount as of the grant date for stock options generally is spread over the number of months of service required for the grant to vest.

(2)      The fair value of each stock option award is estimated as of the date of grant using the Black-Scholes valuation model. Additional information regarding the assumptions used to estimate the fair value of all stock option awards is included in Note 10 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025.

          During August 2025, in connection with the retirement of our former Chief Executive Officer, his outstanding stock options were modified, resulting in incremental fair value recognized in accordance with ASC 718, which is included in the amounts reported above. In addition, during November 2025, we reduced the exercise price for outstanding stock options held by David Moss, Cory Ellspermann and Mark Lowdell, which also resulted in incremental fair value that is included in the amounts reported in the Option Awards column. The incremental fair value associated with these modifications represents the excess, if any, of the fair value of the modified awards over the fair value of the original awards immediately prior to modification.

(3)      During August 2025, David Moss was named Chief Executive Officer of the Company. Previously Mr. Moss was the Company’s Chief Financial Officer.

(4)      During August 2025, Cory Ellspermann was named Chief Financial Officer of the Company. Previously, Mr. Ellspermann was the Company’s Controller and VP of Finance.

(5)      During August 2025, RJ Tesi retired from the Company. Previously, Mr. Tesi was the Company’s Chief Executive Officer and Chairman. RJ Tesi received severance of $166,000 during August 2025 upon his retirement, which is included in his salary above.

Employment Agreements

Davis Moss.    The Company and David Moss have entered into an employment agreement, beginning January 1, 2021, pursuant to which Mr. Moss has served as our chief financial officer. Mr. Moss was paid a salary of $408,722 per annum. Mr. Moss was eligible for an annual discretionary bonus with a target amount of 40% of his then current base salary as determined by the Board of Directors and/or compensation committee in its discretion based upon the achievement of corporate and/or individual objectives that are determined in the sole discretion of the Board of Directors.

On November 26, 2025 (amended on December 2, 2025), the Company and David Moss entered into a new employment agreement. Pursuant to the new employment agreement, beginning on November 1, 2025, Mr. Moss is paid a base salary of $454,000 per annum and is eligible to receive an annual discretionary bonus with a target amount of 50% of his annual base salary, prorated for the number of days employed during the applicable calendar year. Mr. Moss was also granted an option to purchase 750,000 shares of the Company’s common stock under the Second Amended and Restated INmune Bio Inc. 2021 Stock Incentive Plan (as amended from time to time, the “Plan”). Upon a Change of

Control (as defined in the Plan), any unvested portion of the option will become immediately vested and exercisable, subject to Mr. Moss’s continued service up to the closing date of the Change of Control. In the event of an Involuntary Termination (as defined in the employment agreement), Mr. Moss will be entitled to receive (i) 18 months of his base salary, paid in accordance with the Company’s regular payroll, (ii) a prorated annual bonus, and (iii) payment of COBRA premiums (or a taxable equivalent payment) for up to 18 months, in each case subject to his execution and non-revocation of a separation agreement and release of claims.

Cory Ellspermann.    On November 26, 2025 (amended on December 2, 2025), the Company and Cory Ellspermann, the Company’s Chief Financial Officer, entered into an employment agreement. Pursuant to the employment agreement, beginning on November 1, 2025, Mr. Ellspermann is paid a base salary of $240,000 per annum and is eligible to receive an annual discretionary bonus with a target amount of 40% of his annual base salary. Mr. Ellspermann was also granted an option to purchase 300,000 shares of the Company’s common stock under the Plan. Upon a Change of Control (as defined in the Plan), any unvested portion of the option will become immediately vested and exercisable, subject to Mr. Ellspermann’s continued service up to the closing date of the Change of Control. In the event of an Involuntary Termination (as defined in the employment agreement) Mr. Ellspermann will be entitled to receive (i) 18 months of his base salary, paid in accordance with the Company’s regular payroll, (ii) a prorated annual bonus, and (iii) payment of COBRA premiums (or a taxable equivalent payment) for up to 18 months, in each case subject to his execution and non-revocation of a separation agreement and release of claims.

Mark Lowdell, PhD.    On November 26, 2025, INmune Bio International Limited, a wholly owned subsidiary of the Company (the “Subsidiary”), entered into an employment agreement with Mark Lowdell, who currently serves as the Chief Scientific Officer of the Company, effective November 1, 2025. Under the employment agreement, Mr. Lowdell continues to serve as Chief Scientific Officer of both the Subsidiary and the Company. Mr. Lowdell remains an employee of the Subsidiary and may perform services for the Company under a secondment arrangement if such services exceed reasonable time commitments. All compensation and benefits will be paid by the Subsidiary, which may recharge costs to the Company as appropriate. Under the employment agreement, Mr. Lowdell will receive a base salary of £300,000 per annum, payable monthly in arrears, and will be eligible to be considered for an annual discretionary bonus of up to 20% of base salary, subject to performance criteria established by the Board. Mr. Lowdell is eligible to participate in the Subsidiary’s pension scheme and other employee benefit programs available to senior personnel. Either party may terminate employment upon three (3) months’ written notice, or payment in lieu of notice by the Subsidiary. The Subsidiary may terminate employment without notice for gross misconduct or other grounds under English law. If the Subsidiary terminates Mr. Lowdell’s employment other than for cause, death, or permanent disability, Mr. Lowdell is entitled to severance equal to 18 months of base salary, subject to statutory deductions and conditioned on Mr. Lowdell’s timely execution of a release of claims. The severance is inclusive of statutory or contractual notice pay or other termination entitlements. The employment agreement includes customary confidentiality, inventions, and intellectual property assignment obligations, as well as provisions requiring the return of Company property and compliance with Company policies. Mr. Lowdell is entitled to indemnification to the fullest extent permitted by law and under the organizational documents of the Subsidiary and the Company.

Raymond Tesi, M.D.    The Company and Raymond Tesi, M.D., entered into an employment agreement, dated January 1, 2021, pursuant to which Dr. Tesi has served as the Company’s chief executive officer and president until August 2025. Dr. Tesi was paid a salary of $518,018 per annum. Dr. Tesi was eligible for an annual discretionary bonus with a target amount of 55% of his then current base salary as determined by the Board of Directors and/or compensation committee in its discretion based upon the achievement of corporate and/or individual objectives that are determined in the sole discretion of the Board of Directors. Dr. Tesi retired in August 2025 from his roles as President, Chief Executive Officer, Chief Medical Officer, Chairman of the Board of Directors and all positions from the Company and its subsidiaries.

In connection with Dr. Tesi’s retirement, Dr. Tesi and the Company entered into a Separation Agreement and Mutual Release, dated August 4, 2025 (the “Severance Agreement”), pursuant to which, the Company agreed to pay Dr. Tesi $166,000 of severance within thirty days, pay Dr. Tesi for accrued but unused vacation days, and pay the cost of health insurance coverage for Dr. Tesi and his spouse through December 31, 2025. Under the terms of the Severance Agreement, all unvested stock options held by Dr. Tesi will remain outstanding and continue to vest in accordance with their original terms, provided that Dr. Tesi remains in compliance with the Severance Agreement. All vested stock options will remain exercisable for the later of five years following August 12, 2025 (the “Effective Date”), or their original expiration date. The agreement also imposes resale limitations on Dr. Tesi’s beneficial ownership of Company securities, restricting him from selling more than 25% of his beneficially owned shares of common stock in any calendar month during the 18-month period following the Effective Date. The Company further agreed to maintain directors’ and officers’ liability insurance for Dr. Tesi for a period of at least three years following the Effective Date on terms no less favorable than those applicable to its then-serving officers and directors. The Severance Agreement also reaffirms Dr. Tesi’s right to indemnification under Nevada law, the Company’s articles of incorporation and bylaws, as amended and in effect as of the date hereof, and provides for contribution rights in the event indemnification is unavailable.

Consulting Agreement

The Company and Mark Lowdell, PhD, entered into a consulting agreement, dated May 1, 2024, pursuant to which Dr. Lowdell is serving as our Chief Scientific Officer. Dr. Lowdell was paid $249,724 and $246,692 in consulting fees during 2025 and 2024, respectively. The Company ceased paying Dr. Lowdell for consulting services on November 1, 2025 upon Dr. Lowdell becoming an employee of the Subsidiary.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table summarizes the total outstanding equity awards as of December 31, 2025, for each Named Executive Officer:

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
David J. Moss	1/01/2018	400,000	—	—	$1.50	12/31/2027	—	—
	11/25/2019	275,000	—	—	1.50	11/25/2029	—	—
	1/19/2021	59,337	—	—	1.50	1/18/2031	—	—
	6/22/2021	70,663	—	—	1.50	6/21/2031	—	—
	3/21/2022	130,000	—	—	1.50	3/20/2032	—	—
	2/16/2023	151,111	8,889	—	1.50	2/15/2033	—	—
	5/14/2024	63,333	96,667	—	1.50	5/13/2034	—	—
	12/5/2024	—	223,000	—	1.50	12/4/2034	—	—
	11/24/2025	—	750,000	—	1.48	11/23/2035

Mark Lowdell	1/01/2018	400,000	—	—	1.50	12/31/2027	—	—
	11/25/2019	180,000	—	—	1.50	11/25/2029	—	—
	3/21/2022	104,000	—	—	1.50	3/20/2032	—	—
	5/14/2024	39,583	60,417	—	1.50	5/13/2034	—	—
	12/5/2024	—	140,000	—	1.50	12/4/2034	—	—
	11/24/2025	—	600,000	—	1.48	11/23/2035	—	—

Cory Ellspermann	11/25/2019	75,000	—	—	1.50	11/24/2029	—	—
	7/23/2021	40,000	—	—	1.50	7/22/2031	—	—
	3/21/2022	30,000	—	—	1.50	3/20/2032	—	—
	5/14/2024	11,875	18,125	—	1.50	5/13/2034	—	—
	12/5/2024	—	70,000	—	1.50	12/4/2034	—	—
	11/24/2025	—	300,000	—	1.48	11/23/2035	—	—

Raymond J. Tesi, M.D.	1/01/2018	400,000	—	—	7.80	08/13/2030	—	—
	11/25/2019	270,000	—	—	3.91	08/13/2030	—	—
	1/19/2021	59,337	—	—	24.82	1/18/2031	—	—
	6/22/2021	70,663	—	—	17.49	6/21/2031	—	—
	3/21/2022	130,000	—	—	7.92	3/20/2032	—	—
	2/16/2023	151,111	8,889	—	9.74	2/15/2033	—	—
	5/14/2024	63,333	96,667	—	9.92	5/13/2034	—	—
	6/10/2024	37,882	—	—	8.72	6/9/2034	—	—
	12/5/2024	—	226,000	—	5.05	12/4/2034	—	—

Pay Versus Performance

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Act, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO Named Executive Officers (“Non-PEO NEOs”) and our performance for the fiscal years listed below. Our compensation committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year(1)	Summary Compensation Table Total for PEO RJ Tesi(1)	Compensation Actually Paid to PEO RJ Tesi(1)(2)(3)	Summary Compensation Table Total for PEO David Moss(1)	Compensation Actually Paid to PEO David Moss(1)(2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)(3)	Total Shareholder Return(4)	Net Loss (dollars in millions)
2025	$2,849,504	$1,398,771	$1,845,179	$1,277,411	$1,035,732	$691,393	$(66.6)	$(46)
2024	$3,008,174	$1,935,558	$—	$—	$2,257,208	$1,231,194	$(58.5)	$(42)
2023	$1,694,818	$2,518,697	$—	$—	$869,728	$1,363,701	$77.6	$(30)

____________

(1)      Raymond J. Tesi, M.D., was our PEO during 2023, 2024 and from January 1, 2025 through August 13, 2025 at which point he retired. David Moss was our PEO from August 13, 2025 through December 31, 2025. Amounts reported for each PEO reflect total compensation for the full year. The individuals comprising the Non-PEO NEOs for 2023 and 2024 are David Moss and Mark Lowdell. During 2025 the individuals comprising the Non-PEO NEO’s are Mark Lowdell and Cory Ellspermann.

(2)      The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation earned, realized, or received by our Named Executive Officers. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3)      Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for our PEO and Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for PEO RJ Tesi ($)	Exclusion of Stock Awards and Option Awards for PEO RJ Tesi ($)	Inclusion of Equity Values for PEO RJ Tesi ($)	Compensation Actually Paid to PEO RJ Tesi ($)
2025	2,849,504	(2,363,396)	912,663	1,398,771
2024	3,008,174	(2,234,364)	1,161,748	1,935,558
2023	1,694,818	(1,194,318)	2,018,197	2,518,697
Year	Summary Compensation Table Total for PEO David Moss ($)	Exclusion of Stock Awards and Option Awards for PEO David Moss ($)	Inclusion of Equity Values for PEO David Moss ($)	Compensation Actually Paid to PEO David Moss ($)
2025	1,845,179	(1,428,911)	861,143	1,277,411
Year	Average Summary Compensation Table for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2025	1,035,732	(782,226)	437,887	691,393
2024	2,257,208	(1,883,840)	857,826	1,231,194
2023	869,728	(597,159)	1,091,132	1,363,701

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO RJ Tesi ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Equity Awards Granted in Prior Year that are Unvested as of Last Day of Year for PEO RJ Tesi ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO RJ Tesi ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Equity Awards Grant in Prior Year that Vested During Year for PEO RJ Tesi ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO RJ Tesi ($)	Total – Inclusion of Equity Values for PEO RJ Tesi ($)
2025	—	(819,782)	1,582,169	150,276	—	912,663
2024	1,462,365	(409,142)	260,171	(151,646)	—	1,161,748
2023	1,466,856	415,824	—	135,517	—	2,018,197
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of the Last Day of Year for PEO David Moss ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Equity Awards Granted in Prior Year that are Unvested as of Last Day of Year for PEO David Moss ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO David Moss ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Equity Awards Grant in Prior Year that Vested During Year for PEO David Moss ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO David Moss ($)	Total – Inclusion of Equity Values for PEO David Moss ($)
2025	1,049,660	(806,317)	469,757	148,043	—	861,143
Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Equity Awards Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total – Inclusion of Equity Values for Non-PEO NEOs ($)
2025	629,748	(409,556)	179,254	38,441	—	437,887
2024	1,220,680	(233,433)	—	(129,421)	—	857,826
2023	733,428	276,026	—	81,678	—	1,091,132

(4)      The Company TSR assumes $100 was invested in the Company for the period starting December 31, 2022 through the end of the listed year. Historical stock performance is not necessarily indicative of future stock performance.

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our cumulative TSR over the three most recently completed fiscal years.

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income (Loss)

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our net income (loss) during the two most recently completed fiscal years.

Compensation Actually Paid
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$(50)
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$(40)
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Net loss (in Millions)
2023
2024
2025
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CAP for CEO (Moss)
CAP for CEO (former CEO Tesi)
Average CAP for Non-PEO NEOs
Net Loss

DIRECTOR COMPENSATION

The following table sets forth the compensation of our directors for the year ended December 31, 2025, who are not one of our Named Executive Officers:

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Timothy Schroeder	2025	50,000	—	316,440	—	366,440
J. Kelly Ganjei	2025	50,000	—	316,440	—	366,440
Scott Juda, J.D.	2025	50,000	—	316,440	—	366,440
Marcia Allen	2025	50,000	—	259,675	—	309,675

____________

(1)      This column shows the grant date fair value of awards computed in accordance with stock-based compensation accounting rules Accounting Standards Codification Topic 718. In addition, during November 2025, we reduced the exercise price for outstanding stock options held by each of these directors, which also resulted in incremental fair value that is included in the amounts reported in the Option Awards column. The incremental fair value associated with these modifications represents the excess, if any, of the fair value of the modified awards over the fair value of the original awards immediately prior to modification.

TRANSACTIONS WITH RELATED PERSONS

The following is a description of the transactions and series of similar transactions for the year ended December 31, 2025, that the Company was a participant or will be a participant, in which:

•        transactions in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the smaller reporting company’s total assets at year-end for the last two completed fiscal years; and

•        any of the Company’s directors, executive officers, holders of more than 5% of our capital stock (which are referred to as “5% stockholders”) or any member of their immediate family had or will have a direct or indirect material interest, other than compensation arrangements with directors and executive officers.

UCL

During the years ended December 31, 2025 and 2024, the Company made payments to UCL of $132,000 and $321,000, respectively, for medical research performed on behalf of the Company. UCL is a wholly owned subsidiary of the University of London. The Company’s Chief Scientific and Manufacturing Officer is a professor at the University of London.

AmplifyBio

At December 31, 2025 and December 31, 2024, the Company recorded a payable to AmplifyBio of $26,000 and $0, respectively, for medical research performed on behalf of the Company. During the years ended December 31, 2025 and 2024, the Company paid AmplifyBio $41,000 and $324,000, respectively. During 2025, AmplifyBio ceased operations. Amplify Bio’s former CEO is on the board of directors of the Company.

Procedures for Approval of Related Party Transactions

Related party transactions are subject to the advance review and approval of the audit committee and/or the full Board of Directors, with advice from outside counsel. In its review, the audit committee and/or Board of Directors is provided with full disclosure of the parties involved in the transaction and considers the relationships amongst the parties and members of our Board of Directors and executive officers.

Interests of Certain Persons in Matters to be Acted Upon

Other than the election of directors and the Third Amended and Restated 2021 Plan, none of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the 2026 Annual Meeting as described in this proxy statement.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT OF INMUNE BIO INC.

The following table sets forth certain information with respect to the beneficial ownership of the Company’s common stock as of April 20, 2026 for:

•        each of the Company’s current directors and executive officers;

•        all of the Company’s current directors and executive officers as a group; and

•        each person, or group of affiliated persons, who beneficially owned more than 5% of our common stock.

Except as indicated by the footnotes below, the Company believes, based on information furnished to it, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of common stock that they beneficially owned, subject to applicable community property laws.

The Company’s calculation of the percentage of beneficial ownership is based on 26,585,258 shares of common stock outstanding as of April 20, 2026. The Company has determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person or persons, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person or persons (and only such person or persons) by reason of these acquisition rights.

Name and Address(1)	Common Stock Owned	Number of Shares Exercisable Within 60 Days		Percentage of Common Stock
Executive Officers and Directors
David J. Moss	1,285,869	1,204,051	(2)	9.0%
Mark Lowdell	1,510,806	750,506	(3)	8.3%
Cory Ellspermann	—	160,625	(4)	* %
Timothy Schroeder	82,187	358,500	(5)	1.6%
J. Kelly Ganjei	17,793	358,500	(5)	1.4%
Scott Juda, J.D.	71,603	388,103	(6)	1.7%
Marcia Allen	—	250,500	(7)	* %
Officers and Directors as a group (7 individuals)	2,968,258	3,470,785		21.4%

____________

*        Less than 1%.

(1)      Except as otherwise indicated, the address of each beneficial owner is INmune Bio Inc., 225 NE Mizner Blvd, Suite 640, Boca Raton, FL 33432.

(2)      Consists of 1,178,333 shares that may be acquired pursuant to the exercise of stock options within 60 days after April 20, 2026 and 25,718 warrants.

(3)      Consists of 736,083 shares that may be acquired pursuant to the exercise of stock options within 60 days after April 20, 2026 and 14,423 warrants.

(4)      Consists of 160,625 shares that may be acquired pursuant to the exercise of stock options within 60 days of after April 20, 2026.

(5)      Consists of 358,500 shares that may be acquired pursuant to the exercise of stock options within 60 days after April 20, 2026.

(6)      Consists of 358,500 shares that may be acquired pursuant to the exercise of stock options within 60 days after April 20, 2026 and 29,603 warrants.

(7)      Consists of 250,500 shares that may be acquired pursuant to the exercise of stock options within 60 days after April 20, 2026.

HOUSEHOLDING OF MATERIALS

In some instances, only one copy of the proxy materials is being delivered to multiple Stockholders sharing an address, unless the Company has received instructions from one or more of the Stockholders to continue to deliver multiple copies. The Company will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a Stockholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the proxy materials you may call the Company at (212) 984-1096 or send a written request to INmune Bio Inc., 225 NE Mizner Blvd, Suite 640, Boca Raton, FL 33432, Attention: Secretary. If you wish to receive a separate copy of the proxy materials, and wish to receive a separate copy for each stockholder in the future, you may call the Company at the telephone number or write the Company at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy materials may request delivery of a single copy, also by calling the Company at the telephone number or writing to the Company at the address listed above.

STOCKHOLDER PROPOSALS FOR THE 2027 ANNUAL MEETING

The Company’s bylaws provide that, for matters to be properly brought before an annual meeting, business must be either (i) specified in the notice of the annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the annual meeting by a stockholder.

Stockholder proposals intended for inclusion in our proxy statement relating to the next annual meeting in 2027 must have been received by the Company no later than December 24, 2026. If the date of the 2027 annual meeting is moved by more than 30 days before or after the anniversary date of the Meeting, then the deadline for inclusion of a stockholder proposal in our proxy materials for the 2027 annual meeting is instead a reasonable time before the Company begins to print and send its proxy materials for that meeting. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Exchange Act.

Notice to the Company of a stockholder proposal submitted otherwise than pursuant to Rule 14a-8 also will be considered untimely if received at our principal executive offices other than during the time period set forth below and will not be placed on the agenda for the 2027 annual meeting. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our secretary. To be timely, a stockholder’s notice must be delivered to the secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

A copy of the full text of the Bylaws may be obtained upon written request to INmune Bio Inc., 225 NE Mizner Blvd, Suite 640, Boca Raton, FL 33432, Attention: Secretary.

OTHER MATTERS

The Board of Directors knows of no other matter before the Meeting other than the matters identified in this proxy statement. However, if any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy solicited by the Board of Directors to vote the shares represented by them in accordance with their best judgment.

ANNUAL REPORT

The Company’s Annual Report on Form 10-K for the year ended December 31, 2025, which includes financial statements, is available, together with this proxy statement, at https://www.inmunebio.com/index.php/investors/sec-filings. The Annual Report does not form any part of the material for the solicitations of proxies.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ David Moss
David Moss
Chief Executive Officer and Director

A list of stockholders will be available for inspection by stockholders of record during business hours at the Company’s corporate headquarters at 225 NE Mizner Blvd, Suite 640, Boca Raton, FL 33432, for ten business days prior to the Meeting and will also be available for review at the Meeting.

ANNEX A

THIRD AMENDED AND RESTATED INMUNE BIO INC.
2021 STOCK INCENTIVE PLAN

1 General

1.1 Purpose. The purposes of the Third Amended and Restated INmune Bio Inc. 2021 Stock Incentive Plan (the “Plan”) is to promote the interests of INmune Bio Inc. (the “Company”) and the stockholders of the Company by providing (i) executive officers and other employees of the Company and its Subsidiaries (as defined below), (ii) certain advisors who perform services for the Company and its Subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the “Board”) with appropriate incentives and rewards to encourage them to enter into and continue in the employ and service of the Company and to acquire a proprietary interest in the long-term success of the Company, as well as to reward the performance of these individuals in fulfilling their personal responsibilities for long-range and annual achievements. The Plan is intended to be a written compensatory plan within the meaning of Rule 701 promulgated under the Securities Act.

1.2 Effective Date and Term. The Plan will become effective upon the date it is approved by the stockholders of the Company (the “Effective Date”). Unless terminated earlier by the Committee, the Plan will expire on the tenth (10th) anniversary of the Effective Date.

1.3 Definitions. Capitalized terms in the Plan, unless defined elsewhere in the Plan, shall be defined as set forth below:

162(m) Term. The term “162(m) Term” means the period starting on the date when the Company’s stockholders first approve this Plan and ending on the date of the first meeting of the Company’s stockholders that occurs in the fifth year following the year in which the Company’s stockholders first approve this Plan.

Exchange Act. The term “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder and any successor thereto.

Affiliated Company. The term “Affiliated Company” means any company, partnership, association, organization or other entity controlled by, controlling or under common control with the Company.

Award. The term “Award” means any award or benefit granted under the Plan, including, without limitation, Options, SARs, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards and Cash-Based Awards.

Award Agreement. The term “Award Agreement” means a written Award grant agreement under the Plan.

Cash-Based Award. The term “Cash-Based Award” means a right or other interest granted to an Eligible Grantee under Section 4.2(vi) of the Plan that may be denominated or payable in cash, other than an Award pursuant to which the amount of cash is determined by reference to the value of a specific number of shares of Stock. For the avoidance of doubt, dividend equivalents constitute Cash-Based Awards.

Change of Control. The term “Change of Control” shall be deemed to occur if and when:

(i)     any person, including a “person” as such term is used in Section 14(d)(2) of the Exchange Act (a “Person”), is or becomes a beneficial owner (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(ii)    individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

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(iii)   all or substantially all of the assets of the Company are sold, transferred or distributed, or the Company is dissolved or liquidated; or

(iv)   a reorganization, merger, consolidation or other corporate transaction involving the Company (a “Transaction”) is consummated, in each case, with respect to which the stockholders of the Company immediately prior to such Transaction do not, immediately after the Transaction, own more than 50% of the combined voting power of the Company or other corporation resulting from such Transaction in substantially the same respective proportions as such stockholders’ ownership of the voting power of the Company immediately before such Transaction.

Notwithstanding the foregoing or any other provision of this Plan, the term Change of Control shall include a sale of assets, merger or other transaction effected, except for the purpose of changing the domicile of the Company.

Code. The term “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

Committee. The term “Committee” means the committee of the Board described in Section 2 hereof and any sub-committee established by such Committee pursuant to Section 2.4.

Covered Employee. The term “Covered Employee” means an Employee who is, or who is anticipated to become, between the time of grant and payment of the Award, a “covered employee,” as such term is defined in Section 162(m)(3) of the Code (or any successor section thereof).

Disability. The term “Disability” means “Disability” as defined in any Award Agreement to which the Grantee is a party.

Eligible Grantee. The term “Eligible Grantee” shall mean any Employee, Non-Employee Director or Key Advisor, as determined by the Committee in its sole discretion.

Employee. The term “Employee” means an active employee of the Company or a Subsidiary, but excluding any person who is classified by the Company or a Subsidiary as a “contractor” or “consultant,” no matter how characterized by the Internal Revenue Service, other governmental agency or a court, or any employee who is not actively employed, as determined by the Committee. Any change of characterization of an individual by the Internal Revenue Service or any court or government agency shall have no effect upon the classification of an individual as an Employee for purposes of this Plan, unless the Committee determines otherwise.

Fair Market Value. For purposes of determining the “Fair Market Value” of a share of Stock as of any date, the “Fair Market Value” as of that date shall be, unless otherwise determined by the Committee, the closing sale price during regular trading hours of the Stock on the immediately preceding date on the principal securities market in which shares of Stock is then traded; or, if there were no trades on that date, the closing sale price during regular trading hours of the Stock on the first trading day prior to that date. If the Stock is not publicly traded at the time a determination of Fair Market Value is required to be made hereunder, the determination of such amount shall be made by the Committee in such manner as it deems appropriate.

Grantee. The term “Grantee” means an Employee, Non-Employee Director or Key Advisor of the Company or a Subsidiary who has been granted an Award under the Plan.

ISO. The term “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

Key Advisor. The term “Key Advisor” means a consultant or other key advisor who performs services for the Company or a Subsidiary.

Non-Employee Director. The term “Non-Employee Director” means a member of the Board who is not an Employee.

NQSO. The term “NQSO” means any Option that is not designated as an ISO, or which is designated by the Committee as an ISO but which subsequently fails or ceases to qualify as an ISO.

Option. The term “Option” means a right, granted to an Eligible Grantee under Section 4.2(i), to purchase shares of Stock. An Option may be either an ISO or an NQSO.

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Other Stock-Based Award. The term “Other Stock-Based Award” means a right or other interest granted to an Eligible Grantee under Section 4.2(v) of the Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, including but not limited to (i) unrestricted Stock awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan, and (ii) a right granted to an Eligible Grantee to acquire Stock from the Company containing terms and conditions prescribed by the Committee.

Performance Goals. The term “Performance Goals” means performance goals based on the attainment by the Company or any Subsidiary of the Company or any Affiliated Company (or any division or business unit of any such entity), or any two or more of the foregoing, of performance goals pre-established by the Committee in its sole discretion, based on one or more of the following criteria (if applicable, such criteria shall be determined in accordance with generally accepted accounting principles (“GAAP”) or based upon the Company’s GAAP financial statements): (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, earnings, income before taxes and extraordinary items, net income, operating income, earnings before income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow; (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) earnings per share or the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders’ equity; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels in, or specified increases in, the fair market value of the shares of the Company’s common stock; (x) the growth in the value of an investment in the Company’s common stock; (xi) the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in, all or a portion of controllable expenses or costs or other expenses or costs; (xii) gross or net sales, revenue and growth of sales revenue (either before or after cost of goods, selling and general administrative expenses, research and development expenses and any other expenses or interest); (xiii) total stockholder return; (xiv) return on assets or net assets; (xv) return on sales; (xvi) operating profit or net operating profit; (xvii) operating margin; (xviii) gross or net profit margin; (xix) cost reductions or savings; (xx) productivity; (xxi) operating efficiency; (xxii) working capital; or (xxiii) market share; (xxiv) customer satisfaction; (xxv) workforce diversity; (xxvi) results of clinical trials; (xxvii) acceptance of a new drug application by a regulatory body; (xxviii) regulatory body approval for commercialization of a product; (xxix) launch of a new drug; (xxx) completion of out-licensing, in-licensing or disposition of product candidates or other acquisition or disposition projects; and (xxxi) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board. Subject to the limitations in Section 4.2, the Committee in its sole discretion may designate additional business criteria on which the Performance Goals may be based or adjust, or modify or amend the aforementioned business criteria. The relative weights of the criteria that comprise the Performance Goals shall be determined by the Committee in its sole discretion. In establishing the Performance Goals for a performance period, the Committee may establish different Performance Goals for individual Grantees or groups of Grantees. Subject to the limitations in Section 4.2(ix)(d), the Committee in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary of the Company or any Affiliated Company or the financial statements of the Company or any Subsidiary of the Company or any Affiliated Company, in response to changes in applicable laws or regulations, including changes in generally accepted accounting principles or practices, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, as applicable. Performance Goals may include a threshold level of performance below which no Award will be earned, a level of performance at which the target amount of an Award will be earned and a level of performance at which the maximum amount of the Award will be earned.

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Restricted Stock. The term “Restricted Stock” means an Award of shares of Stock to an Eligible Grantee under Section 4.2(iii) that may be subject to certain restrictions and to a risk of forfeiture. Stock issued upon the exercise of Options or SARs is not “Restricted Stock” for purposes of the plan, even if subject to post-issuance transfer restrictions or forfeiture conditions. When Restricted Stock vests, it ceases to be “Restricted Stock” for purposes of the Plan.

Restricted Stock Unit. The term “Restricted Stock Unit” means a right granted to an Eligible Grantee under Section 4.2(iv) to receive Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of specified performance or other criteria.

Retirement. The term “Retirement” means any termination of employment or service as an Employee, Non-Employee Director or Key Advisor as a result of retirement in good standing under the rules of the Company or a Subsidiary, as applicable, then in effect.

Rule 16b-3. The term “Rule 16b-3” means Rule 16b-3, as from time to time in effect promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

Securities Act. The term “Securities Act” means the Securities Act of 1933, as amended.

Stock. The term “Stock” means shares of the common stock, par value $0.001 per share, of the Company.

Stock Appreciation Right or SAR. The term “Stock Appreciation Right” or “SAR” means the right, granted to an Eligible Grantee under Section 4.2(ii), to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right.

Subsidiary. The term “Subsidiary” means any present or future subsidiary corporation of the Company within the meaning of Section 424(f) of the Code, and any present or future business venture designated by the Committee in which the Company has a significant interest, including, without limitation, any subsidiary corporation in which the Company has at least a 50% ownership interest, as determined in the discretion of the Committee.

2 Administration

2.1 Committee. The authority to manage the operation of and administer the Plan shall be vested in a committee (the “Committee”) in accordance with this Section 2. The Committee shall be selected by the Board, and shall consist solely of two or more members of the Board who are non-employee directors within the meaning of Rule 16b-3 and are outside directors within the meaning of Code Section 162(m). Unless otherwise determined by the Board, the Company’s Compensation Committee shall be designated as the “Committee” hereunder. If the Board, at any time, consists of only one member, such sole member may take all actions granted to the Committee hereunder.

2.2 Powers of the Committee. The Committee’s administration of the Plan shall be subject to the following:

(i)     Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Grantees those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, and to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards;

(ii)    The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan;

(iii)   Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons; and

(iv)   In managing the operation of and administering the Plan, the Committee shall take action in a manner that conforms to the articles of incorporation and by-laws of the Company, and applicable state corporate law.

2.3 Prohibition Against Repricing. Notwithstanding any provision of the Plan to the contrary, in no event shall any action be taken under the Plan that constitutes a Repricing of any Option or SAR granted under the Plan, or of any option or stock appreciation right granted under the any other plan of the Company or of an acquired company, except with approval of the stockholders of the Company.

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2.4 Delegation of Authority. To the extent not inconsistent with applicable law, the rules of the NASDAQ Stock Market or other provisions of the Plan, the Committee may, at any time, allocate all or any portion of its responsibilities and powers to any one or more of its members or, with respect to Awards made to Employees other than executive officers, the Chief Executive Officer, including without limitation, the power to designate Grantees hereunder and determine the amount, timing and terms of Awards hereunder. Any such allocation or delegation may be revoked by the Committee at any time.

2.5 Indemnification. Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken in good faith or failure to act in good faith under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification or elimination of liability to which such persons may be entitled under the Company’s articles of incorporation or by-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

3 Available Shares of Stock Under the Plan

3.1 Shares Available for Awards. Subject to the adjustments described below, the maximum number of shares of Stock reserved for the grant of Awards under the Plan shall be 9,158,525 . The number of shares of Stock reserved for the grant of Awards under the Plan shall increase automatically on the first trading day of each calendar year beginning with calendar year 2027 through and including the first trading day of calendar year 2031 by the lesser of: (A) 10.0% of the total number of shares of Stock outstanding on December 31 of the immediately preceding calendar year or (B) such smaller number of shares as is determined by the Board. Of the maximum number of shares of Stock reserved for the grant of Awards under the Plan, no more than 1,000,000 of such shares may be issued pursuant to stock-settled Awards other than Options (that is, Restricted Stock, Restricted Stock Units, SARs, Performance Awards, Other Stock-Based Awards and dividend equivalent Awards, in each case to the extent settled in shares of Common Stock).

3.2 Forfeited, Cancelled and Expired Awards. Awards granted under the Plan that are forfeited, expire or are canceled or settled without issuance of Stock shall not count against the maximum number of shares that may be issued under the Plan as set forth in Section 3.1 and shall be available for future Awards under the Plan. Notwithstanding the foregoing, any and all Stock that is (i) withheld or tendered in payment of an Option exercise price; (ii) withheld by the Company to satisfy any tax withholding obligation; (iii) covered by a SAR (to the extent that it is settled in Stock, without regard to the number of shares of Stock that are actually issued to the Grantee upon exercise); (iv) withheld by the Company to satisfy any debt or other obligation owed to the Company or any Subsidiary, and (v) any fractional shares of Common Stock that are cancelled pursuant to the Plan, shall be considered issued pursuant to the Plan and shall not be added to the maximum number of shares of Stock that may be issued under the Plan as set forth in Section 3.1.

3.3 Adjustments. In the event of any change in the Company’s capital structure, including but not limited to a change in the number of shares of Stock outstanding, on account of (i) any stock dividend, stock split, reverse stock split or any similar equity restructuring, or (ii) any combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, or divesture or any other similar event affecting the Company’s capital structure, to reflect such change in the Company’s capital structure, the Committee shall make appropriate equitable adjustments to the maximum number of shares of Stock that may be issued under the Plan as set forth in Section 3.1. In the event of any extraordinary dividend, divestiture or other distribution (other than ordinary cash dividends) of assets to stockholders, or any transaction or event described above, to the extent necessary to prevent the enlargement or diminution of the rights of Grantees, the Committee shall make appropriate equitable adjustments to the number or kind of shares subject to an outstanding Award, the exercise price applicable to an outstanding Award, and/or a Performance Goals. Any adjustments under this Section 3.3 shall be consistent with Section 409A or 424 of the Code, to the extent applicable, and made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 or qualification under Section 162(m) of the Code, to the extent each may be applicable. The Company

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shall give each Grantee notice of an adjustment to an Award hereunder and, upon notice, such adjustment shall be final, binding and conclusive for all purposes. Notwithstanding the foregoing, the Committee shall decline to adjust any Award made to a Participant if such adjustment would violate applicable law.

3.4 Fractional Shares. The Company shall not be obligated to issue any fractional shares of Stock in settlement of Awards granted under the Plan. Except as otherwise provided in an Award Agreement or determined by the Committee, (i) the total number of shares issuable pursuant to the exercise, vesting or earning of an Award shall be rounded down to the nearest whole share, and (ii) no fractional shares shall be issued. The Committee may, in its discretion, determine that a fractional share shall be settled in cash.

4 Awards

4.1 General. The term of each Award shall be for such period as may be determined by the Committee, subject to the limitations set forth below. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or any Subsidiary of the Company upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property. In addition to the foregoing, the Committee may impose on any Award or the exercise thereof, at the date of grant, such additional terms and conditions not inconsistent with the provisions of the Plan, including, but not limited to forfeiture and clawback provisions, as the Committee shall determine; provided, however, that any such terms and conditions shall not be inconsistent with Section 409A of the Code.

4.2 Types of Awards. The Committee is authorized to grant the Awards described in this Section 4.2, under such terms and conditions as deemed by the Committee to be consistent with the purposes of the Plan. Such Awards may be granted with value and payment contingent upon Performance Goals. Each Award shall be evidenced by an Award Agreement containing such terms and conditions applicable to such Award as the Committee shall determine.

(i)     Options. The Committee is authorized to grant Options to Grantees on the following terms and conditions:

a.      Type of Award. The Award Agreement evidencing an Option shall designate the Option as either an ISO or an NQSO, as determined in the discretion of the Committee. At the time of the grant of Options, the Committee may place restrictions on the exercisability or vesting of Options that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

b.      Exercise Price. The exercise price of each Option granted under this Section 4.2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is granted; provided, however, that the exercise price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant of the Award. No dividends or dividend equivalents will be paid on shares of Stock subject to an Option.

c.      Exercise. Upon satisfaction of the applicable conditions relating to vesting and exercisability, as determined by the Committee and set forth in the Award Agreement, and upon provision for the payment in full of the exercise price and applicable taxes due, the Grantee shall be entitled to exercise the Option and receive the number of shares of Stock issuable in connection with the Option exercise provided, however, that no Option may be exercised more than ten years after its grant date. Except as set forth in Section 4.3, no NQSO granted hereunder may be exercised after the earlier of (A) the expiration of the NQSO or (B) unless otherwise provided by the Committee in an Award Agreement, ninety days after the severance of an NQSO holder’s employment or service with the Company or any Subsidiary. The shares issued in connection with the Option exercise may be subject to such conditions and restrictions as the Committee may determine, from time to time. An Option may be exercised by any method as may be permitted by the Committee from time to time, including but not limited to any “net exercise” or other “cashless” exercise method.

d.      Restrictions Relating to ISOs. In addition to being subject to the terms and conditions of this Section 4.2(i), ISOs shall comply with all other requirements under Section 422 of the Code. Accordingly, ISOs may be granted only to Eligible Grantees who are employees (as described in Treasury Regulation Section 1.421-7(h)) of the Company or of any “Parent Corporation” (as defined in Code Section 424(e)) or of any “Subsidiary Corporation” (as defined in Code Section 424(f)) on

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the date of grant. The aggregate Fair Market Value (determined as of the time the ISO is granted) of the Stock with respect to which ISOs (under all option plans of the Company and of any Parent Corporation and of any Subsidiary Corporation) are exercisable for the first time by an Eligible Grantee during any calendar year shall not exceed $100,000. ISOs shall not be transferable by the Eligible Grantee otherwise than by will or the laws of descent and distribution and shall be exercisable, during the Eligible Grantee’s lifetime, only by such Eligible Grantee. The Committee shall not grant ISOs to any Employee who, at the time the ISO is granted, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting stock of the Company or of any Parent Corporation or of any Subsidiary Corporation, unless the exercise price of the ISO is fixed at not less than one hundred and ten percent (110%) of the Fair Market Value of a share of Common Stock on the date of grant and the exercise of such ISO is prohibited by its terms after the fifth (5th) anniversary of the ISO’s date of grant. In addition, no ISO shall be issued to an Eligible Grantee in tandem with a NQSO issued to such Eligible Grantee in accordance with Treasury Regulation Section 14a.422A-1, Q/A-39.

(ii)    SARs. The Committee is authorized to grant SARs to Grantees on the following terms and conditions:

a.      In General. SARs may be granted independently or in tandem with an Option at the time of grant of the related Option. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. Payment of an SAR may be made in cash, Stock, or a combination of the foregoing, as specified in the Award Agreement or determined in the sole discretion of the Committee. At the time of the grant of SARs, the Committee may place restrictions on the exercisability or vesting of SARs that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

b.      Term and Exercisability of SARs. SARs shall be exercisable over the exercise period at such times and upon such conditions as the Committee may determine, as reflected in the Award Agreement; provided, however, that no SAR may be exercised more than ten years after its grant date. Except as set forth in Section 4.3, no SAR granted hereunder may be exercised after the earlier of (A) the expiration of the SAR or (B) unless otherwise provided by the Committee in an Award Agreement, ninety days after the severance of an SAR holder’s employment or service with the Company or any Subsidiary.

c.      Payment. An SAR shall confer on the Grantee a right to receive an amount with respect to each share of Stock subject thereto, upon exercise thereof, equal to the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Committee may determine but in no event shall be less than the Fair Market Value of a share of Stock on the date of grant of such SAR). An SAR may be exercised by giving written notice of such exercise to the Committee or its designated agent. No dividends or dividend equivalents will be paid on shares of Stock subject to an SAR.

(iii)   Restricted Stock. The Committee is authorized to grant Restricted Stock to Grantees on the following terms and conditions:

a.      Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. The Committee may place restrictions on Restricted Stock that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Grantee granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

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b.      Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Grantee, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may retain physical possession of the certificate.

c.      Dividends. Except to the extent restricted under the applicable Award Agreement, cash dividends paid on Restricted Stock shall be paid at the dividend payment date subject to no restriction. Unless otherwise determined by the Committee, Stock distributed in connection with a stock split or stock dividend shall be subject to the transfer restrictions, forfeiture risks and vesting conditions to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed. Notwithstanding the foregoing, the Committee may not provide for the current payment of dividends for Restricted Stock subject to Performance Goals; for such Awards, dividends may accrue but shall not be payable unless and until the Award vests upon satisfaction of the applicable Performance Goals and all other applicable conditions to vesting.

(iv)   Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Grantees, subject to the following terms and conditions:

a.      Conditions to Vesting. At the time of the grant of Restricted Stock Units, the Committee may place restrictions on Restricted Stock Units that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

b.      Benefit Upon Vesting. Unless otherwise provided in an Award Agreement, upon the vesting of a Restricted Stock Unit, there shall be delivered to the Grantee, within 30 days of the date on which such Award (or any portion thereof) vests, the number of shares of Stock equal to the number of Restricted Stock Units becoming so vested.

c.      Dividend Equivalents. To the extent provided in an Award Agreement, subject to the requirements of Section 409A of the Code, an Award of Restricted Stock Units may provide the Grantee with the right to receive dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Grantee, and may be settled in cash or Stock, as determined by the Committee. Any such settlements and any such crediting of dividend equivalents may, at the time of grant of the Restricted Stock Unit, be made subject to the transfer restrictions, forfeiture risks, vesting and conditions of the Restricted Stock Units and subject to such other conditions, restrictions and contingencies as the Committee shall establish at the time of grant of the Restricted Stock Unit, including the reinvestment of such credited amounts in Stock equivalents, provided that all such conditions, restrictions and contingencies shall comply with the requirements of Section 409A of the Code. Notwithstanding the foregoing in this Section 4.2(iv)(c), dividend equivalents may accrue on unearned Restricted Stock Units subject to Performance Goals but shall not be payable unless and until the applicable Performance Goals are met and certified.

(v)    Other Stock-Based Awards. The Committee is authorized to grant Awards to Grantees in the form of Other Stock-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. At the time of the grant of Other Stock-Based Awards, the Committee may place restrictions on the payout or vesting of Other Stock-Based Awards that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year. The Committee shall determine the terms and conditions of such Awards at the date of grant. Other Stock-Based Awards may not be granted with the right to receive dividend equivalent payments.

(vi)   Cash-Based Awards. The Committee is authorized to grant Awards to Grantees in the form of Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. At the time of the grant of Cash-Based Awards, the Committee may place restrictions on the payout or vesting of Cash-Based Awards that shall lapse, in whole or in part, upon the attainment of Performance Goals. The Committee shall determine the terms and conditions of such Awards at the date of grant.

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(vii)  Settlement of Options and SARs. Shares of Stock delivered pursuant to the exercise of an Option or SAR shall be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable Award Agreement. Settlement of SARs may be made in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee and set forth in the Award Agreement. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option or an SAR as the Committee determines to be desirable.

(viii) Vesting; Additional Terms. Except as set forth in Section 4.3, other than Options, SARs, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards conditioned upon the attainment of Performance Goals that relate to performance periods of at least one fiscal year, Options, SARs, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards granted hereunder shall vest as determined by the Committee and set forth in the Award Agreement. The term of any Award granted under the Plan will not exceed ten years from the date of grant.

(ix)   Qualified Performance-Based Compensation.

a.      The Committee may determine that Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or Cash-Based Awards granted to a Covered Employee shall be considered “qualified performance-based compensation” under section 162(m) of the Code, in which case the provisions of this Section 4.2(ix) shall apply. As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Committee’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than qualifying Options and qualifying SARs) shall terminate upon the first meeting of the Company’s stockholders that occurs in the fifth year following the year in which the Company’s stockholders first approve this Plan.

b.      When Awards are made under this Section 4.2(ix), the Committee shall establish in writing (i) the objective Performance Goals that must be met, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the Performance Goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the requirements of Section 162(m) of the Code for “qualified performance-based compensation.” The Performance Goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the Performance Goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the Performance Goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable, but may reduce the amount of compensation that is payable, pursuant to Awards identified by the Committee as “qualified performance-based compensation.”

c.      Performance Goals must be pre-established by the Committee. A Performance Goal is considered pre-established if it is established in writing not later than 90 days after the commencement of the period of service to which the Performance Goal relates, provided that the outcome is substantially uncertain at the time the Committee actually established the goal. However, in no event will a Performance Goal be considered pre-established if it is established after 25% of the period of service (as scheduled in good faith at the time the goal is established) has elapsed.

d.      The Committee in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary of the Company or any Affiliated Company or the financial statements of the Company or any Subsidiary of the Company or any Affiliated Company, in response to changes in applicable laws or regulations, including changes in generally accepted accounting principles or practices, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, as applicable, provided such adjustment occurs in writing not later than 90 days after the commencement of the period of service to which the Performance Goal relates (and in no event later than the date that 25% of the period of service has elapsed). In addition, the Committee may specify that certain equitable adjustments to the Performance Goals will be made during the applicable Performance

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Period, provided such specification occurs in writing not later than 90 days after the commencement of the period of service to which the Performance Goal relates (and in no event later than the date that 25% of the period of service has elapsed).

e.      The Committee shall certify the performance results for the performance period specified in the Award Agreement after the performance period ends. The Committee shall determine the amount, if any, to be paid pursuant to each Award based on the achievement of the Performance Goals and the satisfaction of all other terms of the Award Agreement. Subject to the provisions of Section 3.3 relating to capitalization adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, a maximum of 50,000 shares of Stock subject to qualified performance-based compensation may be granted to any Eligible Grantee during any calendar year during the 162(m) Term.

f.       The Committee may provide in the Award Agreement that Awards under this Section 4.2(ix) shall be payable, in whole or in part, in the event of the Grantee’s death or Disability, or under other circumstances consistent with the Treasury regulations and rulings under Section 162(m) of the Code.

4.3 Change of Control of the Company.

(i)     The Committee may, at the time an Award is made or at any time prior to, coincident with or after the time of a Change of Control:

a.      provide for the adjustment of any Performance Goals as the Committee deems necessary or appropriate to reflect the Change of Control;

b.      provide for the cancellation of any Awards then outstanding if the surviving entity or acquiring entity (or the surviving or acquiring entity’s parent company) in the Change of Control replaces the Awards with new rights of substantially equivalent value, as determined by the Committee;

c.      provide that upon an involuntary termination of a Participant’s employment as a result of a Change of Control, any time periods shall accelerate, and any other conditions relating to the vesting, exercise, payment or distribution of an Award shall be waived; or

d.      provide that Awards shall be purchased for an amount of cash equal to the amount that could have been obtained for the shares covered by a Restricted Stock Award if it had been vested and or by an Option or SAR if it had been exercised at the time of the Change of Control.

(ii)    Notwithstanding any other provisions of the Plan or an Award Agreement to the contrary, the vesting, payment, purchase or distribution of an Award for any Grantee whose service to the Company has not terminated shall automatically be accelerated by reason of a Change of Control for any Grantee with respect to any outstanding grants. Further, unless otherwise provided by the applicable Award Agreement or determined by the Committee, any portion of an Award outstanding immediately prior to a Change of Control, the exercisability and/or vesting of such portion of the Award held by a Participant whose service to the Company has not terminated prior to Change in Control shall be accelerated in full effective as of a date prior to, but conditioned upon, the consummation of a Change in Control.

5 Operation

5.1 Duration. Grants may be made under the Plan through June 1, 2031. In the event of Plan termination while Awards remain outstanding, the Plan shall remain in effect as long as any Awards under it are outstanding, although no further grants may be made following Plan termination.

5.2 Uncertificated Stock. Nothing contained in the Plan shall prohibit the issuance of Stock on an uncertificated basis, to the extent allowed by the Company’s Articles of Incorporation and Bylaws, by applicable law and by the applicable rules of any stock exchange.

5.3 Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may

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impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Grantee, through the surrender of shares of Stock which the Grantee already owns, through withholding from other compensation payable to the Grantee or through the surrender of unrestricted shares of Stock to which the Grantee is otherwise entitled under the Plan, but only to the extent of the minimum amount required to be withheld under applicable law.

5.4 Use of Shares. Subject to the limitations on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

5.5 Nontransferability. Awards granted under the Plan, and during any period of restriction on transferability, shares of Common Stock issued in connection with the exercise of an Option or a SAR, or vesting of a Restricted Stock Award may not be sold, pledged, hypothecated, assigned, margined or otherwise transferred by a Grantee in any manner other than by will or the laws of descent and distribution, unless and until the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed or have been waived by the Committee. No Award or interest or right therein shall be subject to the debts, contracts or engagements of a Grantee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, lien, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy and divorce), and any attempted disposition thereof shall be null and void, of no effect, and not binding on the Company in any way. Notwithstanding the foregoing, the Committee may permit Options and/or shares issued in connection with an Option or a SAR exercise that are subject to restrictions on transferability, to be transferred one time and without payment or consideration to a member of a Grantee’s immediate family or to a trust or similar vehicle for the benefit of a Grantee’s immediate family members. During the lifetime of a Grantee, all rights with respect to Awards shall be exercisable only by such Grantee or, if applicable pursuant to the preceding sentence, a permitted transferee.

5.6 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Grantee or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

5.7 Agreement with Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Grantee shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Grantee, and the Committee may, but need not, require that the Grantee shall sign a copy of such document. Such document is referred to in the Plan as an “Award Agreement” regardless of whether any Grantee signature is required.

5.8 Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

5.9 Limitation of Implied Rights.

(iii)   The Plan shall at all times be unfunded and neither a Grantee nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Grantee or any other person. A Grantee shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(iv)   The Plan does not constitute a contract of employment or service, and selection as a Grantee will not give any participating Employee, Non-Employee Director or Key Advisor the right to be retained in the employ or service of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in

Annex A-11

the Plan or the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

5.10 Section 409A. It is intended that all Options and SARs granted under the Plan shall be exempt from the provisions of Section 409A of the Code and that all other Awards under the Plan, to the extent that they constitute “non-qualified deferred compensation” within the meaning of Section 409A of the Code, will comply with Section 409A of the Code (and any regulations and guidelines issued thereunder). The Plan and any Award Agreements issued hereunder may be amended in any respect deemed by the Board or the Committee to be necessary in order to preserve compliance with Section 409A of the Code. Notwithstanding anything in this Plan to the contrary, if required by Section 409A of the Code, if a Grantee is considered a “specified employee” for purposes of Section 409A of the Code and if payment of any Award under this Plan is required to be delayed for a period of six months after “separation from service” within the meaning of Section 409A of the Code, payment of such Award shall be delayed as required by Section 409A of the Code, and the accumulated amounts with respect to such Award shall be paid in a lump sum payment within ten days after the end of the six month period. If the Grantee dies during the postponement period prior to the payment of benefits, the amounts withheld on account of Section 409A of the Code shall be paid to the Grantee’s beneficiary within sixty (60) days after the date of the Grantee’s death. For purposes of Section 409A of the Code, each payment under the Plan shall be treated as a separate payment. In no event shall a Grantee, directly or indirectly, designate the calendar year of payment. To the extent that any provision of the Plan would cause a conflict with the requirements of section 409A of the Code, or would cause the administration of the Plan to fail to satisfy the requirements of Section 409A of the Code, such provision shall be deemed null and void to the extent permitted by applicable law. Notwithstanding anything in the Plan or any Award Agreement to the contrary, each Grantee shall be solely responsible for the tax consequences of Awards under the Plan, and in no event shall the Company have any responsibility or liability if an Award does not meet any applicable requirements of Section 409A of the Code. Although the Company intends to administer the Plan to prevent taxation under Section 409A of the Code, the Company does not represent or warrant that the Plan or any Award complies with any provision of federal, state, local or other tax law.

5.11 Regulations and Other Approvals.

(i)     The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(ii)    Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

(iii)   In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, or regulations thereunder, and applicable state securities laws, and the Committee may require a Grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Grantee is acquired for investment only and not with a view to distribution.

(iv)   With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3.

(v)    All Awards under the Plan will be subject to any compensation, clawback and recoupment policies that may be applicable to the employees of the Company, as in effect from time to time and as approved by the Board or Committee, whether or not approved before or after the Effective Date. Subject to the requirements of applicable law, any such compensation, clawback and recoupment policies shall apply to Awards made after the effective date of the policy.

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5.12 Non-Employee Director Award Deferrals. The Committee may permit a Non-Employee Director to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Non-Employee Director in connection with any Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or Cash-Based Awards. If any such deferral election is permitted, the Committee shall establish rules and procedures for such deferrals and may provide for interest or other earnings to be paid on such deferrals, which rules and procedures shall be consistent with applicable requirements of Section 409A of the Code. Unless otherwise specified in a Non-Employee Director’s valid election, any deferred amount will be deferred until the earliest to occur of the Non-Employee Director’s death, separation from service, or Change of Control; provided that any such deferral election is made by the Non-Employee Director on or prior to December 31 of the calendar year preceding the calendar year in which any such amounts are earned, or, if such Non-Employee Director is newly eligible for purposes of Section 409A of the Code, then within 30 days following the date he or she is first eligible, and then only with respect to amounts earned after the date of the election.

6 Amendment and Termination

The Plan may be terminated or amended by the Board at any time, except that the following actions may not be taken without stockholder approval:

(i)     any increase in the number of shares that may be issued under the Plan (except by certain adjustments provided for under the Plan);

(ii)    any change in the class of persons eligible to receive ISOs under the Plan;

(iii)   any change in the requirements of Sections 4.2(i)(b) and 4.2(ii)(c) hereof regarding the exercise price of Options and the grant price of SARs;

(iv)   any repricing or cancellation and regrant of any Option or, if applicable, other Award at a lower exercise, base or purchase price, whether in the form of an amendment, cancellation or replacement grant, or a cash-out of underwater options or any action that provides for Awards that contain a so-called “reload” feature under which additional Options or other Awards are granted automatically to the Grantee upon exercise of the original Option or Award; or

(v)    any other amendment to the Plan that would require approval of the Company’s stockholders under applicable law, regulation or rule or stock exchange listing requirement.

Notwithstanding any of the foregoing, adjustments pursuant to Section 3 shall not be subject to the foregoing limitations of this Section 6.

7 Governing Law

The Plan and all Award Agreements entered into under the Plan shall be construed in accordance with and governed by the laws of the State of New York, except that any principles or provisions of New York law that would apply the law of another jurisdiction (other than applicable provisions of U.S. Federal law) shall be disregarded. Notwithstanding the foregoing, matters with respect to indemnification, delegation of authority under the Plan, and the legality of shares of Stock issued under the Plan, shall be governed by the Nevada Revised Statutes.

8 Severability

If any of the provision of this Plan is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided that, if any such provision is finally held to be invalid, illegal or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed modified to the minimum extent necessary in order to make such provision enforceable.

Annex A-13

INMUNE BIO INC. 225 NE MIZNER BLVD, SUITE 640 BOCA RATON, FL 33432 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/15/2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/INMB2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/15/2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR the following: 1. To elect the five directors set forth below to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. Nominees For Withhold 1a. David Moss 1b. J. Kelly Ganjei 1c. Timothy Schroeder 1d. Scott Juda, J.D. 1e. Marcia Allen The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2. To ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2026. 3. To approve the Third Amended and Restated INmune Bio Inc. 2021 Stock Incentive Plan. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K and Supplement are available at www.proxyvote.com INMUNE BIO INC. Annual Meeting of Stockholders June 16, 2026, 10:00 AM Eastern Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) David Moss and Cory Ellspermann, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of INmune Bio Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held via live webcast at www.virtualshareholdermeeting.com/INMB2026 on June 16, 2026 starting at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side 0000705468_2 R2.09.05.010